UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Hersha Hospitality Trust
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hersha Hospitality Trust

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 19, 2010

The 2010 annual meeting of shareholders of Hersha Hospitality Trust (the “Company”) will be held at the Penn Mutual Towers, 510 Walnut Street, 9th floor, Philadelphia, Pennsylvania 19106 on May 19, 2010, at 9:00 a.m. Eastern Time, for the following purposes:

1.	To elect Class I trustees to the Board of Trustees to serve until the 2012 annual meeting of shareholders.

2.	To consider and vote on a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

3.	To consider and vote on a proposal to amend the 2008 Equity Incentive Plan.

4.	To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

Only shareholders of record as of the close of business on March 31, 2010 are entitled to notice of, and to vote at, the annual meeting.

There is attached to this notice a proxy statement that contains further information regarding the annual meeting and the nominees for election to the Board of Trustees. The proxy statement and other materials for the annual meeting, including the 2009 annual report to shareholders, are available on the Company’s website, www.hersha.com.

Whether or not you plan to attend the annual meeting, it is important that your shares are represented and voted at the annual meeting. You may authorize your proxy over the Internet or by telephone as described on the proxy card accompanying this notice and the attached proxy statement. Alternatively, you may authorize your proxy by signing and returning the proxy card in the enclosed envelope. You may revoke your proxy and vote in person at the annual meeting by (1) executing and submitting a later dated proxy card that is received prior to May 19, 2010, (2) subsequently authorizing a proxy over the Internet or by telephone, (3) sending a written revocation of your proxy to the Company’s Corporate Secretary at its principal executive offices or (4) attending the annual meeting and voting in person.

By Order of the Board of Trustees,

/s/ David L. Desfor

David L. Desfor
Corporate Secretary

44 Hersha Drive
Harrisburg, Pennsylvania 17102
April 15, 2010

HERSHA HOSPITALITY TRUST
44 HERSHA DRIVE
HARRISBURG, PENNSYLVANIA 17102

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2010

GENERAL INFORMATION

This proxy statement is provided in connection with the solicitation of proxies by the Board of Trustees of Hersha Hospitality Trust (the “Company”) for use at the 2010 annual meeting of shareholders to be held on May 19, 2010 and at any adjournment or postponement thereof. The mailing address of the Company’s principal executive offices is 44 Hersha Drive, Harrisburg, Pennsylvania 17102. The Company’s proxy materials, including the notice of the annual meeting, this proxy statement, the proxy card and the 2009 annual report to shareholders accompanying this proxy statement, are first being mailed to the Company’s shareholders on or about April 15, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on May 19, 2010. This proxy statement and the annual report to shareholders are available on the Company’s website, www.hersha.com, and at www.proxyvote.com.  Information on or connected to these websites is not deemed to be a part of this proxy statement.

THE PROXY SOLICITATION

Solicitation of Proxies

The solicitation of proxies is being made primarily by the use of standard mail. The cost of preparing and mailing this proxy statement and accompanying proxy materials, and the cost of any supplementary proxy solicitations, which may be made by mail, telephone or personally by the Company’s trustees, executive officers and employees, will be borne by the Company. No person is authorized to give any information or to make any representation not contained in this proxy statement and, if given or made, such information or representation should not be relied upon as having been authorized by the Company. This proxy statement does not constitute the solicitation of a proxy, in any jurisdiction, from any person to whom it is unlawful to make such solicitation in such jurisdiction. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.

How To Vote; Revocability of Proxy

You may authorize your proxy over the Internet (at www.proxyvote.com), by telephone (at 1-800-690-6903) or by executing and returning the proxy card accompanying this proxy statement. Once you authorize a proxy, you may revoke that proxy by (1) executing and submitting a later dated proxy card prior to May 19, 2010, (2) subsequently authorizing a proxy over the Internet or by telephone, (3) sending a written revocation of your proxy to the Company’s Corporate Secretary at its principal executive offices, or (4) attending the annual meeting and voting in person.

Attending the annual meeting without submitting a new proxy or voting in person will not automatically revoke the prior authorization of your proxy. Only the last vote of a shareholder will be counted.

If you hold the Company’s Class A common shares (which the Company refers to as the common shares) in nominee or “street” name (i.e., through a bank, broker or other nominee), you will receive instructions from your bank, broker or nominee that you must follow in order to give them your voting instructions, or you may contact your nominee directly to request these instructions.

Shareholders Entitled To Vote

Only holders of record of the Company’s common shares at the close of business on the record date, March 31, 2010, are entitled to notice of, and to vote at, the annual meeting.  On the record date, there were 137,246,278 common shares outstanding.  Each shareholder of record is entitled to one vote per common share. Cumulative voting is not permitted in the election of trustees.

Attending the Annual Meeting In Person

If you would like to attend the annual meeting in person, you will need to bring an account statement or other evidence acceptable to the Company of ownership of your common shares as of the close of business on the record date. If you hold common shares in nominee or “street” name and wish to vote in person at the annual meeting, you will need to contact your broker, bank or nominee and obtain a written proxy from them and bring it to the annual meeting.

Quorum; Vote Required; How Votes Will Be Counted

The Company’s Bylaws provide that the holders of a majority of the outstanding common shares as of the close of business on the record date, present in person or by proxy, constitutes a quorum for the transaction of business at the annual meeting.

The vote of a plurality of all of the votes cast at the annual meeting, if a quorum is present, is necessary for the election of a trustee.  For purposes of the election of trustees, votes withheld from a nominee and broker non-votes will not be counted as votes cast and will have no effect of the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.  The New York Stock Exchange (the “NYSE”) has recently stated that the uncontested election of trustees is no longer considered a “routine” matter and broker non-votes may arise in the election of trustees.

The affirmative vote of a majority of all of the votes cast at the annual meeting, if a quorum is present, is required for the ratification KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  For purpose of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

The affirmative vote of a majority of the votes cast on the proposal to amend the Company’s 2008 Equity Incentive Plan is required for approval of the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.  For purposes of the vote on the proposal to amend the Company’s 2008 Equity Incentive Plan, abstentions and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.  Both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

Broker Non-Votes

Under the rules of the NYSE, brokers holding common shares for beneficial owners in nominee or “street” name must vote those shares according to the specific voting instructions they receive from the beneficial owners. However, brokers who do not receive voting instructions from a beneficial owner do not have discretionary voting power on non-routine matters. In these cases, if no specific voting instructions are provided, the broker may not vote on the non-routine proposal.  This results in what is known as a “broker non-vote.”

Ratification of KPMG LLP as the Company’s independent registered public accounting firm is the only routine matter being considered at the annual meeting, and broker non-votes may arise in the context of voting for the election of elect Class I trustees and the proposal to approve certain amendments to the Company’s 2008 Equity Incentive Plan because such proposals are considered non-routine matters. Unless nominee or “street” name holders provide specific voting instructions to their brokers, their brokers will be unable to vote their shares in the election of Class I trustees and on the proposal to amend the Company’s 2008 Equity Incentive Plan.

OWNERSHIP OF THE COMPANY’S SHARES OF BENEFICIAL INTEREST

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information as of March 31, 2010, with respect to each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to the Company to be the beneficial owner of more than five percent of the Company’s common shares.

	Common Shares
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class(1)

Eduardo S. Elsztain(2)
Bolívar 108, 1st floor
Buenos Aires, Argentina	21,210,756	(3)	14.8%

Cohen & Steers, Inc.(4)
280 Park Avenue, 10th Floor
New York, New York 10017	13,290,808		9.7%
_____________________

(1)
Based on 137,246,278 common shares outstanding as of March 31, 2010.  The total number of common shares outstanding used in calculating the percentage ownership of Eduardo S. Elsztain assumes that the option to purchase 5,700,000 common shares is exercised in full by Real Estate Investment Group, L.P. (“REIG”), which is indirectly controlled by Mr. Elsztain.  None of the common shares issuable upon exercise of REIG’s option are considered to be outstanding for the purpose of computing the percentage of outstanding common shares owned by any other person.

(2)
Information based solely on Amendment No. 2 to a Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2010 by a group, including Eduardo S. Elsztain and certain Related Entities (as defined below), controlled, either directly or indirectly, by Mr. Elsztain.

“Related Entities” means:  Agroinvestment S.A. (“Agroinvestment”), Idalgir S.A. (“Idalgir”), IFIS Limited (“IFIS”), Inversiones Financieras del Sur S.A. (“IFISA”) , Cresud Sociedad Anónima Comercial Inmobiliaria Financiera y Agropecuaria (“Cresud”), Dolphin Fund Ltd (“Dolphin”), Consultores Venture Capital Limited (“CVC Cayman”), Agrology S.A. (“Agrology”), Consultores Assets Management S.A. (“CAM”), Consultores Venture Capital Uruguay S.A. (“CVC Uruguay”), IRSA Inversiones y Representaciones S.A. (“IRSA”), Tyrus S.A. (“Tyrus”), Jiwin S.A. (“Jiwin”), and Real Estate Investment Group L.P. (“REIG”) (collectively, the “Reporting Persons”).

On March 24, 2010, Mr. Elsztain and the entities he controls became the beneficial owners of an additional 3,864,000 common shares. Theses shares have been included in the table above but have not been included in the Schedule 13D/A filed with the SEC on February 8, 2010.  Due to the fact that Mr. Elsztain may be deemed the beneficial owner of each of the entities included in the Schedule 13D/A, Mr. Elsztain and his affiliates report their direct and indirect ownership of the Company’s common shares as shared voting and dispositive power.  However, Mr. Elsztain and certain affiliates report having sole voting and dispositive power over the following shares held directly by the following entities:  Mr. Elsztain—3,600 shares; Dolphin—333,333 shares; IRSA—819,906 shares; and REIG—20,053,917 shares.

Dolphin’s principal offices are located at Mintflower Place 4th floor, 8 Par-La-Ville Road Hamilton HM 08 Bermuda.  IRSA’s principal offices are located at Bolívar 108, 1st floor, Buenos Aires, Argentina.  REIG’s principal offices are located at Claredon House 2, Church Street, Hamilton HM CX, Bermuda.

(3)	Includes 5,700,000, common shares that REIG has the right to purchase pursuant to outstanding options.

(4)
Information based solely on a Schedule 13G filed with the SEC on February 10, 2010 by Cohen & Steers, Inc., Cohen & Steers Capital Management, Inc. and Cohen & Steers Europe S.A.  Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc. have reported: (i) sole voting power over 11,737,900 shares; and (ii) sole dispositive power over 13,290,808 shares.  Cohen & Steers, Inc. reported that it holds a 100% interest in Cohen & Steers Capital Management, Inc., which uses the same address as Cohen & Steers, Inc., and that it, together with Cohen & Steers Capital Management, Inc., holds a 100% interest in Cohen & Steers Europe S.A.  Cohen & Steers Europe S.A. did not report beneficially owning any of the shares included in the table above.  The address for Cohen & Steers Europe S.A. is Chausee de la Hulpe 116, 1170 Brussels, Belgium.

Security Ownership of Management

The following table sets forth certain information, known by the Company as of March 31, 2010, regarding the beneficial ownership of the Company’s common shares and Series A preferred shares of beneficial interest by (i) each of the Company’s trustees and trustee nominees, (ii) each of the Company’s “named executive officers” (as defined under the heading “Compensation Discussion & Analysis” below), and (iii) the Company’s trustees and executive officers as a group.  At March 31, 2010, there were 137,246,278 common shares outstanding and 2,400,000 Series A preferred shares outstanding. Except as set forth in the footnotes to the table below, each of the shareholders identified in the table has sole voting and investment power over the common shares and/or Series A preferred shares beneficially owned by that person. The address for each of the Company’s trustees, trustee nominees and named executive officers is Hersha Hospitality Trust, 44 Hersha Drive, Harrisburg, Pennsylvania 17102.

	Common Shares			Series A Preferred Shares
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)(2)		Percentage of Class Beneficially Owned(3)	Number of Shares Beneficially Owned		Percentage of Class Beneficially Owned

Hasu P. Shah	663,382	(4)	*	—		—
Jay H. Shah	2,191,207	(5)	1.6%	—		—
Neil H. Shah	2,164,385	(6)	1.6%	—		—
Ashish R. Parikh	304,853	(7)	*	—		—
Michael R. Gillespie	61,654		*	2,000	(12)	*
David L. Desfor	218,700	(8)	*	—		—
Thomas S. Capello	19,819		*	—		—
Eduardo S. Elsztain	21,210,756	(9)	14.8%	—		—
Thomas J. Hutchison III	360,324	(10)	*	—		—
Donald J. Landry	59,319		*	1,000		*
Kiran P. Patel	696,113		*	—		—
John M. Sabin	33,140	(11)	*	—		—
All executives officers and trustees as a group (12 persons)	27,983,652		19.0%	3,000		*
_____________________

*	Represents less than one percent of the outstanding shares of the class of securities indicated in the table above.

(1)
Includes the total number of common shares issuable upon redemption of partnership units in Hersha Hospitality Limited Partnership, the Company’s operating partnership subsidiary (the “Operating Partnership” or “HHLP”). Partnership units are redeemable by the holder for cash, or at the Company’s option, an equivalent number of common shares.

(2)
Includes restricted common shares, some of which are subject to forfeiture restrictions which lapse ratably over time. The restricted common shares were issued by the Company to certain executive officers under the Company’s equity incentive plan in the following amounts: Hasu P. Shah—108,756 shares; Jay H. Shah—376,947 shares; Neil H. Shah—376,197 shares; Ashish R. Parikh—184,320 shares; and Michael R. Gillespie—35,283 shares.  Does not include an aggregate of 164,666 common shares issuable upon settlement of performance share awards, if earned, to Mr. J. Shah (63,333 shares), Mr. N. Shah (63,333 shares), Mr. Parikh (25,333 shares) and Mr. Gillespie (12,667 shares).

(3)
The total number of common shares outstanding used in calculating the percentage ownership of each person assumes that the partnership units held by such person, directly or indirectly, are redeemed for common shares and none of the partnership units held by other persons are redeemed for common shares.  The total number of common shares outstanding used in calculating the percentage ownership of Mr. Elsztain assumes that REIG, an entity indirectly controlled by Mr. Elsztain, exercises its option to purchase 5,700,000 common shares and that these common shares are considered outstanding only for the purpose of calculating Mr. Elsztain’s beneficial ownership.

(4)
Includes 455,496 common shares issuable upon redemption of partnership units, all of which are pledged as security to a third party, and 99,130 common shares, all of which are held indirectly by Shree Associates, a family limited partnership that is controlled by Mr. H. Shah.

(5)
Includes a total of 1,621,517 common shares issuable upon redemption of partnership units held indirectly by Mr. J. Shah.  The partnership units held indirectly by Mr. J. Shah consist of: (i) 486,278 partnership units held by The Jay H. Shah 2009 Annuity Trust; and (ii) 404,945 partnership units held by the Jay H. Shah 2008 Annuity Trust; and (iii) 730,294 partnership units pledged as security and held by the Hasu and Hersha Shah Trust FBO Jay H. Shah, the trustee of which is an unaffiliated third party.

(6)
Includes a total of 1,604,495 common shares issuable upon redemption of partnership units held indirectly by Mr. N. Shah.  The partnership units held indirectly by Mr. N. Shah consist of: (i) 421,380 partnership units held by The Neil H. Shah 2009 Annuity Trust; and (ii) 350,900 partnership units held by the Neil H. Shah 2008 Annuity Trust; and (iii) 832,215 partnership units pledged as security to a third party and held by the Hasu and Hersha Shah Trust FBO Neil H. Shah, the trustee of which is an unaffiliated third party.

(7)	Includes 54,046 common shares issuable upon redemption of partnership units held by Mr. Parikh.

(8)	Includes 211,900 common shares issuable upon redemption of partnership units held by Mr. Desfor.

(9)
Includes 3,600 common shares owned directly by Mr. Elsztain.  Also includes: (i) 20,053,917 common shares held indirectly by Mr. Elsztain through REIG; (ii) 819,906 common shares held indirectly through IRSA; (iii) 333,333 common shares held indirectly by Mr. Elsztain through Dolphin; and (iv) 5,700,000 common shares issuable upon the exercise of outstanding options granted to REIG.  Mr. Elsztain shares voting and investment power over 21,210,756 common shares.  For more information, see the second footnote to the table under the heading “—Security Ownership of Certain Beneficial Owners” above.

(10)	Includes 11,871 common shares that are held indirectly by Mr. Hutchison’s wife and with respect to which he shares voting and investment power.

(11)	Includes 1,150 common shares that are held indirectly by Mr. Sabin’s wife and with respect to which he shares voting and investment power.

(12)	All 2,000 Series A preferred shares are held indirectly by Mr. Gillespie’s wife.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS

Certain information regarding the Company’s trustees and executive officers is set forth below.

Name	Age	Position

Hasu P. Shah	65	Chairman of the Board and Class II Trustee
Jay H. Shah	41	Chief Executive Officer and Class I Trustee
Neil H. Shah	36	President and Chief Operating Officer
Ashish R. Parikh	40	Chief Financial Officer
Michael R. Gillespie	37	Chief Accounting Officer
David L. Desfor	49	Treasurer and Corporate Secretary
Thomas S. Capello*	66	Class I Trustee
Thomas J. Hutchison III*	68	Class I Trustee
Donald J. Landry*	61	Class I Trustee
Eduardo S. Elsztain*	50	Class II Trustee
Kiran P. Patel	60	Class II Trustee
John M. Sabin*	55	Class II Trustee
_____________________

*	“Independent” pursuant to the corporate governance standards of the NYSE as determined by a vote of the Board of Trustees.

Board of Trustees

Hasu P. Shah has been the Chairman of the Board and a Class II trustee since the Company’s inception in 1998 and was the Company’s Chief Executive Officer until his retirement in 2005. Mr. Shah is also the founder and Chief Executive Officer of the Hersha Group. Mr. Shah founded the Hersha Group with the purchase of a single hotel in Harrisburg, Pennsylvania in 1984. In the last 25 years, Mr. Shah has developed, owned, or managed over 50 hotels across the Eastern United States and started affiliated businesses in general construction, purchasing, and hotel management. He has earned numerous awards, including the Entrepreneur of the Year award given by Ernst & Young LLP and the Creating a Voice award given by Project IMPACT, honoring South Asian American community leaders. Mr. Shah and his wife, Hersha, are active members of the local community and remain involved with charitable initiatives in India. Mr. Shah has been an active Rotarian for nearly 25 years and continues to serve as a trustee of several community service and spiritual organizations including Vraj Hindu Temple and the India Heritage Research Foundation. Mr. Shah received a bachelors of science degree in chemical engineering from Tennessee Technical University and obtained a masters degree in administration from Pennsylvania State University, which named his as a Fellow. Mr. Shah is also an alumnus of the Owner and President’s Management program at Harvard Business School. Mr. Shah is the father of Jay H. Shah, the Company’s Chief Executive Officer and Class I Trustee, and Neil H. Shah, the Company’s President and Chief Operating Officer.

Thomas S. Capello has served as a Class I trustee since the Company’s initial public offering in January 1999. He has been President and a principal of Bank Realty LP, a partnership engaged in sale/leaseback transactions of bank properties, since 2000. He is also currently President of 1st Capital Group, Inc. which provides debt and equity placement for small businesses. From 1988 to 1999, Mr. Capello was the President, Chief Executive Officer and Director of First Capitol Bank in York, Pennsylvania. From 1983 to 1988, Mr. Capello served as Vice President and Manager of the Loan Production Office of The First National Bank of Maryland. Prior to his service at The First National Bank of Maryland, Mr. Capello served as Vice President and Senior Regional Lending Officer at Commonwealth National Bank and worked at the Pennsylvania Development Credit Corporation. Mr. Capello is a Director and Treasurer for the Ben Franklin Venture Investment Forum.  Mr. Capello is a graduate of the Stonier Graduate School of Banking at Rutgers University and holds an undergraduate degree with a major in economics from the Pennsylvania State University.

Eduardo S. Elsztain has served as a Class II trustee since August 2009.  Mr. Elsztain was appointed to the Board of Trustees pursuant to a trustee designation agreement that the Company entered into with REIG and IRSA in August 2009 in connection with REIG’s initial investment in the Company’s common shares.  Mr. Elsztain currently serves as Chairman and Chief Executive Officer of IRSA, positions he has held since 1991. IRSA is a real estate investment company with holdings in shopping centers, hotels, office buildings, residential properties and other investments in Argentina and the United States. IRSA’s shares are traded on the Buenos Aires Stock Exchange and its American Depository Receipts are traded on the NYSE. Mr. Elsztain studied economic sciences at the Universidad de Buenos Aires. He has been engaged in the real estate business for more than 20 years.  He is also the Chairman of the Board of Directors of:  Alto Palermo S.A.; Shopping Alto Palermo S.A.; Cresud Sociedad Anónima Comercial, Inmobiliaria, Financiera y Agropecuaria; Consultores Asset Management; Banco Hipotecario S.A.; and BACS Banco de Crédito & Securitización. He is also Vice-Chairman of E-Commerce Latina S.A. and Director of BrasilAgro Companhia Brasileira de Propiedades Agricolas.

Thomas J. Hutchison III has served as a Class I trustee since September 2009. From May 2003 to April 2007, Mr. Hutchison was the Chief Executive Officer of CNL Hotels & Resorts, Inc. (“CNL”), a real estate investment trust that owned hotels and resort properties. During that same time period, Mr. Hutchison held various other executive officer positions with companies affiliated with CNL, including but not limited to President and Chief Executive Officer of CNL Hotel Investors, Inc. and Chief Executive Officer of CNL Income Properties, Inc. Since April 2007, Mr. Hutchison has served as a consultant with Hutchison Advisors, Inc., a real estate services company. Mr. Hutchison is currently a director for, KSL Capital Partners LLC, ClubCorp, Inc., U.S. Chamber of Commerce, Vision360, and The Trinity Forum and was formerly a director for ING DIRECT USA. He is also a member of The Real Estate Roundtable, the Industry Real Estate Financing Advisory Council (IREFAC), Leadership Council for Communities in Schools, Advisory Council of the Erickson School of Aging Studies and serves on the Advisory Editorial Board of GlobalHotelNetwork.com. Additionally, he serves as a senior advisor to various service industry public companies. Mr. Hutchison attended Purdue University and the University of Maryland Business School.

Donald J. Landry has served as a Class I trustee since April 2001. He is president and owner of Top Ten, an independent hospitality industry consulting company. Mr. Landry has over forty years of lodging and hospitality experience in a variety of leadership positions. Most recently, Mr. Landry was the Chief Executive Officer, President and Vice Chairman of Sunburst Hospitality Inc. Mr. Landry has also served as President of Choice Hotels International, Inc., Manor Care Hotel Division and Richfield Hotel Management. Mr. Landry currently serves on the corporate advisory boards of Unifocus and Campo Architects and numerous nonprofit boards. Mr. Landry is a frequent guest lecturer at Johnson and Wales University and the University of New Orleans. Mr. Landry holds a bachelor of science from the University of New Orleans, which awarded him Alumnus of the Year in 1999. Mr. Landry is a Certified Hotel Administrator.

Kiran P. Patel has served as a Class II trustee since May 2007. He served as the Company’s Corporate Secretary from 1998 to April 2007 and has been a principal of the Hersha Group since 1993. Prior to 1993, Mr. Patel was employed by AMP Incorporated an electrical component manufacturer, in Harrisburg, Pennsylvania. Mr. Patel serves on various boards of directors for community service organizations. Mr. Patel received a bachelor of science degree in mechanical engineering from M.S. University of India and obtained a masters of science degree in industrial engineering from the University of Texas in Arlington.

John M. Sabin has served as a Class II trustee since June 2003. He is currently the Chief Financial Officer and General Counsel of Phoenix Health Systems, Inc. From 2000 to 2004, Mr. Sabin was the Chief Financial Officer, General Counsel and Secretary of NovaScreen Biosciences Corporation (“NovaScreen”), a private bioinformatics and contract research biotech company. Prior to joining NovaScreen, Mr. Sabin served as an executive with Hudson Hotels Corporation, Vistana, Inc., Choice Hotels International, Inc., Manor Care, Inc. and Marriott International, Inc. Mr. Sabin also serves on the Board of Prime Group Realty Trust. Mr. Sabin received bachelor of science degrees in accounting and university studies, a masters of accountancy and a masters of business administration from Brigham Young University and also received a juris doctor from the J. Reuben Clark Law School at Brigham Young University. Mr. Sabin is a licensed CPA and is admitted to the bar in several states. Mr. Sabin serves on the Audit Committee for Prime Group Realty Trust. The Board has determined that Mr. Sabin’s service on this additional audit committee does not detract from his service to the Company’s Audit Committee.

Jay H. Shah has served as a Class I trustee since January 2006. He was named Chief Executive Officer and a trustee as of January 1, 2006. Prior thereto, Mr. Shah had served as the Company’s President and Chief Operating Officer since September 3, 2003. Until September 2003, Mr. Shah was a principal in the law firm of Shah & Byler, LLP, which he founded in 1997, and managing director of the Hersha Group. Mr. Shah previously was a consultant with Coopers & Lybrand LLP, served the late Senator John Heinz on Capitol Hill, and was employed by the Philadelphia District Attorney’s office and two Philadelphia-based law firms. Mr. Shah received a bachelor of science degree from the Cornell University School of Hotel Administration, a masters degree from the Temple University School of Business Management and a law degree from Temple University School of Law. Mr. Shah is the son of Hasu P. Shah, the Company’s Chairman of the Board and the brother of Neil H. Shah, the Company’s President and Chief Operating Officer.

Trustee Emeritus

In March 2010, the Board of Trustees appointed Michael A. Leven to serve as a trustee emeritus. Mr. Leven’s role as a trustee emeritus is governed by the Company’s Bylaws. The Board of Trustees can invite, disinvite and/or remove Mr. Leven at any time from any of its meetings and may terminate his status as trustee emeritus at any time. In his capacity as trustee emeritus, Mr. Leven does not have any fiduciary duties to the Company or its shareholders, is not entitled to vote at and is not counted for purposes of determining whether a quorum exists at any meeting of the Board of Trustees.  Mr. Leven will not receive any compensation for his services as a trustee emeritus. The Company does not have any other trustee emeriti.  Prior to serving as a trustee emeritus, Mr. Leven had served as a Class II trustee since May 2001.

Executive Officers

Neil H. Shah was named President and Chief Operating Officer as of January 1, 2006. Prior thereto, Mr. Shah had served as the Company’s Executive Vice President since January 2005. Prior to that, he served as the Company’s Director of Acquisitions & Development since May 2002 and had been a principal of the Hersha Group since 2000. Prior to joining the Hersha Group, he served in senior management positions with the Advisory Board Company and the Corporate Executive Board. Mr. Shah graduated with honors from the University of Pennsylvania and the Wharton School with degrees in political science and management. Mr. Shah earned his masters of business administration from the Harvard Business School. Mr. Shah is the son of Hasu P. Shah, the Company’s Chairman of the Board and brother of Jay H. Shah, the Company’s Chief Executive Officer.

Ashish R. Parikh has been the Company’s Chief Financial Officer since 1999. Previously, Mr. Parikh was Assistant Vice President in the Mergers and Acquisition Group for Fleet Financial Group where he developed valuable expertise in numerous forms of capital raising activities including leveraged buyouts, bank syndications and venture financing. Mr. Parikh has also been employed by Tyco International, Ltd. and practiced as a Certified Public Accountant with Ernst & Young LLP. Mr. Parikh received his masters of business administration from New York University and a bachelor of business administration degree from the University of Massachusetts at Amherst.

Michael R. Gillespie has served as the Company’s Chief Accounting Officer since June 2005. Prior to that he was the Manager, Financial Policy & Controls for Tyco Electronics Corporation, a manufacturer of electronic components, from June 3, 2003, until June 17, 2005. Previously, he was Senior Manager in the Audit and Assurance Practice at KPMG, LLP and Experienced Manager in the Audit and Business Advisory Practice at Arthur Andersen LLP. Mr. Gillespie received his business administration bachelors degree in accounting from Bloomsburg University of Pennsylvania. Mr. Gillespie is a licensed Certified Public Accountant.

David L. Desfor has served as the Company’s Treasurer since December 2002 and as Corporate Secretary since April 2007. Previously, Mr. Desfor had been a principal and comptroller of the Hersha Group since 1992. Mr. Desfor previously co-founded and served as President of a hotel management company focused on conference centers and full service hotels. Mr. Desfor earned his undergraduate degree from East Stroudsburg University in Hotel Administration.

Biographical information for Hasu P. Shah, the Company’s Chairman of the Board, and Jay H. Shah, the Company’s Chief Executive Officer, is set forth above under “—Board of Trustees.”

PROPOSAL ONE—ELECTION OF CLASS I TRUSTEES

The Board of Trustees currently has eight members. A vacancy was created on the Board of Trustees as a result of Mr. Leven’s resignation in March 2010.

The Company’s Declaration of Trust divides the Board of Trustees into two classes, as nearly equal in number as possible. At the annual meeting, shareholders are voting to elect four persons as Class I trustees.  Each Class I trustee currently is serving a two-year term expiring at the annual meeting.  Each Class II trustee is serving a two-year term expiring at the 2011 annual meeting of shareholders.  Generally, one full class of trustees is elected by the shareholders of the Company at each annual meeting.

The Board of Trustees, upon the recommendation of the Nominating and Corporate Governance Committee, nominated Messrs. J. Shah, Capello, Hutchison and Landry for election at the annual meeting as Class I trustees. If elected, these individuals will serve as Class I trustees until the 2012 annual meeting of shareholders and until their successors are duly elected and qualify. Each of the nominees presently is serving as a Class I trustee.

Unless you direct otherwise in the proxy card accompanying this proxy statement, the persons named as proxies will vote your proxy for the election of Messrs. J. Shah, Capello, Hutchison and Landry as Class I trustees. If any nominee becomes unavailable or unwilling to serve as a Class I trustee, the persons named as proxies in the accompanying proxy card will vote your proxy for an alternate nominee that has been nominated by the Board of Trustees, upon the recommendation of the Nominating and Corporate Governance Committee. Alternatively, the Board of Trustees, upon the recommendation of the Nominating and Corporate Governance Committee, may reduce the size of the Board of Trustees and the number of nominees standing for election as Class I trustees at the annual meeting. Proxies will only be voted for the nominees named above or their alternates. Each nominee for election to the Board of Trustees as a Class I trustee has indicated that he is willing to serve if elected. The Board of Trustees has no reason to doubt that any nominee for election will be unable or unwilling to serve if elected.

The Board of Trustees recommends a vote “FOR” each of the nominees named above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s trustees, executive officers and persons who own more than 10% of any registered class of the Company’s equity securities (“10% Holders”) to report their ownership of common shares and any changes in ownership to the SEC. These persons are also required by SEC regulations to furnish the Company with copies of these reports. Based solely on a review of the copies of such reports received by the Company and on written representations from certain reporting persons that no reports were required, or if required, such reports were filed on a timely basis for those persons, the Company believes that, during the year ended December 31, 2009, the Company’s trustees, executive officers and persons know by the Company to be 10% Holders timely filed all reports that were required to be filed under Section 16(a) of the Exchange Act.

CORPORATE GOVERNANCE

Trustee Independence

The Company has been listed on the NYSE since May 2008, and is subject to the corporate governance standards of the NYSE. From the date of the Company’s initial public offering until May 2008, the Company was listed on the American Stock Exchange.

The Board of Trustees has determined that the following individuals, all of whom served as trustees during 2009, are independent in accordance with the categorical standards adopted by the Board of Trustees, which are based on the independence standards of the NYSE: Thomas S. Capello, Eduardo S. Elsztain, Thomas J. Hutchison III, Donald J. Landry, Michael A. Leven and John M. Sabin. As a result, a majority of the Board of Trustees is independent.  The Board of Trustees has adopted categorical standards based on the NYSE independence standards to assist it in making determinations of independence. All trustees identified as independent in this proxy statement meet these standards.

The categorical standards adopted by the Board of Trustees are as follows:

•
No trustee qualifies as “independent” unless the Board of Trustees affirmatively determines that the trustee has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

•
A trustee is not independent if the trustee is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company.

•
A trustee is not independent if the trustee has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than trustee and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•
A trustee is not independent if (A) the trustee is a current partner or employee of a firm that is the company’s internal or external auditor; (B) the trustee has an immediate family member who is a current partner of such a firm; (C) the trustee has an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or (D) the trustee or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time.

•
A trustee is not independent if the trustee or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

•
A trustee is not independent if the trustee is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

In making a determination that Mr. Elsztain is independent in accordance with the categorical standards, the Board of Trustees considered the fact that Mr. Elsztain controls, either directly or indirectly, IRSA and its affiliates, including REIG.  The Board of Trustees noted the share holdings of Mr. Elsztain and his affiliates and that various agreements and other arrangements exist between the Company, REIG and IRSA which could give rise to conflicts of interest for Mr. Elsztain.  Notwithstanding the significant ownership of the Company’s common shares and the existence of these agreements and arrangements and the potential for conflicts of interest, the Board of Trustees concluded that Mr. Elsztain satisfied the independence standards set forth in the categorical standards adopted by the Board of Trustees.  The Board of Trustees noted that, under its policy and practice, a majority of independent trustees must approve transactions between the Company and IRSA and/or REIG in which a conflict of interest may arise.  This policy would require Mr. Elsztain to recuse himself from any consideration of a transaction in which he or his affiliates have a direct or indirect interest.

Meetings of the Board of Trustees

The Company’s business is managed under the general direction of the Board of Trustees as provided by the Company’s Bylaws and Maryland law. The Board of Trustees holds regular quarterly meetings during the Company’s fiscal year and holds additional meetings as needed in the ordinary course of business. The Board of Trustees held a total of 13 meetings during 2009, 5 in person and 8 by conference call. Except for Mr. Elsztain, each of the trustees attended at least 75% of the aggregate of (i) the total number of the meetings of the Board of Trustees and (ii) the total number of meetings of all committees of the Board on which the trustee then served.

Board Leadership Structure and Role in Risk Oversight

The Board of Trustees believes that it is in the best interests of the Company that the roles of Chief Executive Officer and Chairman of the Board of Trustees be separated in order for the individuals to focus on their primary roles. The Company’s Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Company’s Chairman of the Board of Trustees provides guidance to the Company’s Chief Executive Officer, presides over meetings of the full Board of Trustees and, together with the Lead Independent Trustee, sets the agenda for Board of Trustees meetings.  In the future, the Board of Trustees may determine that it would be in the best interests of the Company to combine the roles of Chief Executive Officer and Chairman of the Board of Trustees.

The Board of Trustees plays an important role in the risk oversight of the Company.  The Board of Trustees is involved in risk oversight through its direct decision-making authority with respect to significant matters and the oversight of management by the Board of Trustees and its committees.  The Board of Trustees (or the appropriate committee in the case of risks that are under the purview of a particular committee) administers its risk oversight function by receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks.  In addition, the Company’s Board of Trustees administers its risk oversight function through the required approval by the Company’s Board of Trustees (or a committee thereof) of significant transactions and other decisions, including, among others, acquisitions and dispositions of properties, new borrowings, significant capital expenditures, refinancings and the appointment and retention of the Company’s senior management.

Committees of the Board of Trustees

The Board of Trustees presently has an Audit Committee, Compensation Committee, Acquisition Committee and a Nominating and Corporate Governance (NCG) Committee. The Board of Trustees may, from time to time, form other committees as circumstances warrant. These committees have authority and responsibility as delegated by the Board of Trustees.

Audit Committee

The Board of Trustees has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The current members of the Audit Committee are Messrs. Capello (Chairman), Sabin (Vice-Chairman), Hutchison and Landry, all of whom meet the NYSE’s and the SEC’s standards of independence.  The Company expects the composition of the Audit Committee to remain the same after the annual meeting.

The Audit Committee is responsible for engaging the Company’s independent registered public accounting firm (the “independent accountants”), reviewing with the independent accountants the plans and results of the audit engagement, approving professional services provided by the independent accountants, reviewing the independence of the independent accountants, considering the range of audit and non-audit fees and reviewing the adequacy of the Company’s internal accounting controls. The Audit Committee held 9 meetings, 4 in person and 5 by conference call, during 2009 and discussed relevant topics regarding financial reporting and auditing procedures. The Board of Trustees has adopted a written charter for the Audit Committee, a current copy of which is available on the Company’s website, www.hersha.com.

The Board of Trustees has determined that each of Mr. Capello and Mr. Sabin is an “audit committee financial expert” as that term is defined in the rules promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002. The Board of Trustees has also determined that each of the members of the Audit Committee is financially literate and at least one member of the Audit Committee has accounting or related financial management expertise, as such terms are interpreted by the Board of Trustees. For more information, please see “The Audit Committee Report” below.

Compensation Committee

The current members of the Compensation Committee are Messrs. Hutchison (Chairman), Landry and Sabin, all of whom are independent trustees. The Company expects the composition of the Compensation Committee to remain the same after the annual meeting.  All of the members of the Compensation Committee are “non-employee” trustees within the meaning of Section 162(m) of the Code of 1986, as amended (the “Code”), and the applicable rules of the SEC and are “non-employee” trustees for the purposes of Rule 16b-3 under the Exchange Act.  The Compensation Committee makes recommendations to the Board of Trustees with regard to compensation for the Company’s executive officers and administers the Company’s equity incentive plan. The Compensation Committee may form and delegate its authority to subcommittees when appropriate. The Compensation Committee held 4 meetings, 3 in person and 1 by conference call, during 2009 and discussed relevant topics regarding executive compensation and established a formal compensation plan for all officers and trustees. The Board of Trustees has adopted a written charter for the Compensation Committee, a current copy of which is available on the Company’s website, www.hersha.com.  For more information about the Compensation Committee, please see the “Compensation Discussion and Analysis” below.

Nominating and Corporate Governance (NCG) Committee

The current members of the NCG Committee are Messrs. Sabin (Chairman), Hutchison and Capello, all of whom are independent trustees. The NCG Committee recommends candidates for election as trustees and in some cases the election of officers. The NCG Committee also develops and recommends to the Board of Trustees a set of corporate governance guidelines and annually reviews these guidelines, considers questions of possible conflicts of interest of trustees and executive officers and remains informed about existing and new corporate governance standards mandated by the SEC and the NYSE. The NCG Committee held 4 meetings, 3 in person and 1 by conference call, during 2009. The Board of Trustees has adopted a written charter for the NCG Committee, a current copy of which is available on the Company’s website, www.hersha.com.

Acquisition Committee

The current members of the Acquisition Committee are Messrs. Landry (Chairman), Hutchison and Sabin, all of whom are independent trustees. The Acquisition Committee establishes guidelines for acquisitions and dispositions to be presented to the Board of Trustees and leads the Board in its review of potential acquisitions and dispositions presented by management. The Acquisition Committee makes recommendations to the Board and senior management regarding acquisitions and reviews the due diligence conducted on all properties. The Acquisition Committee held 5 meetings, 4 in person and 1 by conference call, during 2009. The Board of Trustees has adopted a written charter for the Acquisition Committee, a current copy of which is available on the Company’s website, www.hersha.com.

Availability of Corporate Governance Documents

The Company makes available on its website, www.hersha.com, current copies of its corporate governance documents, including charters of the Audit, Compensation, NCG and Acquisition Committees, its Corporate Governance Guidelines and its Code of Ethics. The Company will post any future changes to these corporate governance documents on its website and may not otherwise publicly file such changes. The Company’s regular filings with the SEC and its trustees’ and executive officers’ filings under Section 16(a) of the Exchange Act are also available on the Company’s website.

Trustee Nominating Process

The NCG Committee performs the functions of a nominating committee and will actively seek, screen and recommend trustee candidates for nomination by the Board of Trustees, consistent with criteria approved by the Board of Trustees, including, without limitation, strength of character, maturity of judgment, independence, expertise in the hospitality industry, experience as a senior executive or with corporate strategy initiatives generally, diversity and the extent to which the candidate would fill a present need on the Board of Trustees. The NCG Committee Charter describes the Committee’s responsibilities, including seeking, screening and recommending trustee candidates for nomination by the Board of Trustees.

The charter of the NCG Committee provides that the NCG Committee will consider shareholder recommendations for trustee candidates. Shareholders should submit any such recommendations for consideration by the NCG Committee through the method described under “—Communications with the Board of Trustees” below. In addition, in accordance with the Company’s Bylaws, any shareholder of record entitled to vote for the election of trustees at the applicable meeting of shareholders may nominate persons for election to the Board of Trustees if such shareholder complies with the notice procedures set forth in the Bylaws and summarized in “—Shareholder Proposals and Nominations for the 2011 Annual Meeting” below.

The NCG Committee does not have a formal policy with respect to diversity; however, the Board of Trustees and the NCG Committee believe that it is important that the trustee candidates represent key and diverse skill sets. The NCG Committee evaluates each candidate’s qualifications to serve as a member of the Board of Trustees based on his or her skills and characteristics, as well as the composition of the board as a whole. In addition, the NCG Committee will evaluate a candidate’s independence and diversity, age, skills and experience in the context of the board’s needs. In addition to considering incumbent trustees, the NCG Committee identifies trustee candidates based on recommendations from the trustees, shareholders, management and others. The NCG Committee may in the future engage the services of third-party search firms to assist in identifying or evaluating trustee candidates. No such firm was engaged in 2009.

Communications with the Board of Trustees

Shareholders and other interested parties who wish to communicate with the Board of Trustees or any of its committees, may do so by writing to the Lead Independent Trustee, Board of Trustees of Hersha Hospitality Trust, c/o Corporate Secretary, 44 Hersha Drive, Harrisburg, Pennsylvania 17102. The Corporate Secretary will review all communications received. All communications that relate to matters that are within the scope of the responsibilities of the Board of Trustees and its committees are to be forwarded to the Lead Independent Trustee. Communications that relate to matters that are within the scope of responsibility of one of the Board committees are also to be forwarded to the Chairman of the appropriate committee. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any non-management trustee who wishes to review them.

Executive Sessions of the Board of Trustees; Lead Independent Trustee

The Company believes that it is important to promote open discussion among the non-management trustees (i.e., those trustees who are not executive officers), and it schedules regular executive sessions in which those trustees meet without management participation. Under the corporate governance standards of the NYSE, a non-management trustee must preside over each executive session of the non-management trustees. Donald J. Landry was chosen to preside at all of these meetings in 2009 as the Company’s Lead Independent Trustee. The Lead Independent Trustee is selected at the first meeting of the Board of Trustees following its annual meeting. In addition to chairing all executive sessions of the Board of Trustees, the Lead Independent Trustee presides at all meetings of the Board of Trustees at which the Chairman of the Board, the Chief Executive Officer and the President and Chief Operating Officer are not present, has the authority to call meetings of the independent trustees and has such other duties as the Board of Trustees may determine from time to time. Because the non-management trustees include certain trustees who are not deemed to be independent under the corporate governance standards of the NYSE, the Company schedules at least one executive session of the independent trustees per year. All interested parties may communicate with the Lead Independent Trustee or the non-management or independent trustees by following the procedure described above under “—Communications with the Board of Trustees.”

Trustee Attendance at the Annual Meeting

The Board of Trustees has adopted a policy regarding trustee attendance at the annual meeting which specifies that all trustees should attend the annual meeting. All of the trustees serving on the board at the time attended the annual meeting of shareholders in 2009.

CODE OF ETHICS

The Company’s Board of Trustees has adopted a Code of Ethics that applies to all of the Company’s trustees, executive officers and employees. The Code of Ethics is posted on the Company’s website, www.hersha.com. The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from the Code of Ethics granted to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and other executive officers by posting such information on the Company’s website.

COMPENSATION OF TRUSTEES

In 2009, each non-management trustee was paid $24,000 for their service on the Board.  In addition, the chairman of the Audit Committee was paid $12,500, and the chairman of the Acquisition Committee, the chairman of the Compensation Committee, and the chairman of the NCG Committee were each paid $5,000.  All of the non-management trustees were paid a $1,500 attendance fee for in-person board meetings, a $1,000 attendance fee for in-person committee meetings and a $1,000 attendance fee for telephonic board and committee meetings. The Company’s Lead Independent Trustee was paid an annual fee of $5,000. Neither the Compensation Committee nor management engaged a compensation consultant to assist it in reviewing and determining 2009 trustee compensation.

On June 1, 2009 and December 31, 2009, the Company’s independent trustees received bi-annual grants of common shares that were issued under the Company’s 2008 Equity Incentive Plan.  Each grant had a value equal to approximately $10,000.  To determine the number of shares subject to each grant, the dollar amount of the grant was divided by a 20-trading day volume-weighted average closing price (“VWAP”) for the Company’s common shares and then rounded to the nearest 100 shares.  The 20-day VWAP used for the June 1 grant was $2.98, resulting in a grant of 3,400 common shares with a grant date fair value of $9,520 to Messrs. Capello, Hutchison, Landry, Leven and Sabin.  The 20-day VWAP used for the December 31 grant was $2.79, resulting in a grant of 3,600 common shares with a grant date fair value of $11,304 to Messrs. Capello, Elsztain, Hutchison, Landry and Sabin.  Mr. Leven, who was serving on the Board of Trustees at the time of the December 31 grant, did not participate in the December 31 grant.

The Company reimburses all trustees for their reasonable out-of-pocket expenses incurred in connection with their service on the Board of Trustees. The Compensation Committee has determined that any executive officer who serves on the Board of Trustees will not receive any fees for service on the Board of Trustees.

The following table presents information relating to compensation of the non-management trustees for the fiscal year ended December 31, 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)

Thomas S. Capello	65,000	20,824	85,824
Eduardo S. Elsztain	13,000	11,304	24,304
Thomas J. Hutchison III	65,500	20,824	86,324
Donald J. Landry	67,500	20,824	88,324
Michael A. Leven	31,000	9,520	40,520
Kiran P. Patel	31,500	—	31,500
John M. Sabin	66,500	20,824	87,324
_____________________

(l)
Represents the aggregate grant date fair value of stock awards completed in accordance with FASB ASC 718. The June 1, 2009 grant date fair value of the common shares granted to Messrs. Capello, Hutchison, Landry, Leven  and Sabin equals the number of common shares (3,400) multiplied by the closing common share price of $2.80 on the NYSE on the date of the grant. The December 31, 2009 grant date fair value of the common shares granted to Messrs. Capello, Elsztain, Hutchison, Landry and Sabin equals the number of common shares (3,600) multiplied by the closing common share price of $3.14 on the NYSE on the date of the grant.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

The Company’s executive compensation philosophy is to establish an executive compensation program that is directly linked to the creation of shareholder value. In light of this philosophy, the Compensation Committee of the Board of Trustees  sought to accomplish two primary objectives in establishing the executive compensation program for the 2009 fiscal year for the executive officers named in the Summary Compensation Table:  Hasu P. Shah, the Chairman of the Board, Jay H. Shah, the Chief Executive Officer, Neil H. Shah, the President and Chief Operating Officer, Ashish R. Parikh, the Chief Financial Officer, and Michael R. Gillespie, the Chief Accounting Officer.  These executive officers are referred to as the “named executive officers.”  The two primary objectives were:

•	to provide overall levels of compensation that are competitive in order to attract, retain and motivate highly qualified executives to continue to enhance long-term shareholder value; and

•	to provide annual and long-term incentives that emphasize performance-based compensation contingent upon achieving corporate and individual performance goals.

The Company believes that, by providing incentives and rewards to executive officers based primarily on the performance of the Company, its executive compensation program aligns the interests of its executive officers with those of its shareholders. The long-term performance of the Company is measured by the improvement in shareholder value while simultaneously maintaining a high degree of quality and timeliness with regard to financial reporting.

Compensation Program Overview

Each named executive officer’s compensation package comprises five elements. A description of these five elements, and their function within the total compensation program, is shown below:

Element	Description	Function
Annual base salary	Annual fixed compensation	Provides basic economic compensation at a level consistent with competitive market practices; reflects officer responsibilities, experience and performance; encourages retention

Annual non-equity incentives	Annual cash awards payable upon the achievement of annual performance goals set by the Compensation Committee for the Company and the individual officer	Motivates and rewards officers for achievement of Company and individual goals

Element	Description	Function
Long-term equity incentives
Long-term equity-based awards to executive officers under the Company’s 2008 Equity Incentive Plan, including stock awards, which consist primarily of restricted common shares that are awarded subject to forfeiture restrictions based on continued employment, and performance share awards, which are equity awards that, if earned based on performance goals established by the Compensation Committee, are settled through the issuance of unrestricted common shares; may also include options, stock appreciation rights and incentive awards granted under the Company’s 2008 Equity Incentive Plan

Encourages executives to take actions to increase profitable growth and shareholder value as measured by increases in the Company’s stock price; motivates and rewards officers for sustained financial performance of the Company; strengthens mutuality of interests between officers and shareholders; increases retention; rewards stock price performance

Benefits	Health insurance, 401(k) plan participation, life insurance, disability insurance; not performance-based and generally available to all employees	Provides security for current and future needs of the officers and their families

Contractual arrangements	Employment agreements and change-in-control arrangements, contingent amounts payable only if employment is terminated under certain conditions	Provides employment security; encourages the objective evaluation of potential changes to the Company’s strategy and structure

The Company believes the combination of these different elements provides a balance of rewards, incentives and benefits and enables the Company to meet its desired compensation objectives.

Process for Establishing Executive Compensation

The Compensation Committee is responsible for establishing and reviewing the elements of the compensation package for each of the named executive officers.

At the beginning of the annual compensation review process for the named executive officers for the 2009 fiscal year, the Compensation Committee received a report prepared by management that contained publicly-available market data on executive compensation practices, pay levels and structures from companies management believed to be peers. This peer group analysis allowed the Compensation Committee, with input from management, to perform a comparative analysis of the Company’s executive compensation practices versus those of its peers. For the 2009 compensation program, the Compensation Committee and management compared the Company’s executive compensation practices against the practices of the following publicly-traded hospitality REITs:

•	Ashford Hospitality Trust (AHT);

•	DiamondRock Hospitality Company (DRH);

•	FelCor Lodging Trust Incorporated (FCH);

•	LaSalle Hotel Properties (LHO);

•	Strategic Hotels & Resorts, Inc. (BEE); and

•	Sunstone Hotel Investors, Inc. (SHO).

The Compensation Committee excluded Host Hotels & Resorts, Inc. (HST) from the peer group as it is substantially larger than the Company.  The Compensation Committee has discretion to change the peer group from year to year.

After the Compensation Committee and management studied the compensation practices of companies in the peer group, the Compensation Committee reviewed the performance of the Company and each named executive officer for the 2008 fiscal year. Specifically, the Compensation Committee measured each named executive officer’s performance by determining whether the Company and each individual officer had satisfied the performance objectives set by the Compensation Committee for the 2008 fiscal year. Thereafter, the Compensation Committee determined the following items:

•
In January 2009, the Compensation Committee determined and paid cash bonuses under the 2008 non-equity incentive plan to the named executive officers (other than Mr. H. Shah who does not participate in this plan) and established certain Company and individual-specific performance objectives for the 2009 compensation year.

•	In January and August 2009, the Compensation Committee determined the annual long-term equity incentive awards to be granted to the named executive officers in 2009.

•
In August 2009, the Compensation Committee increased the annual base salaries for the named executive officers (other than Mr. H. Shah), effective as of January 1, 2009, and established the 2009 non-equity incentive compensation plan for the named executive officers (other than Mr. H. Shah who is not participating in this plan).

•	In August 2009, the Compensation Committee reviewed the contractual arrangements between the Company and each of the named executive officers and determined that no changes were necessary at the time.

In setting compensation levels and types of compensation for the named executive officers services provided to the Company in 2009, the Compensation Committee considered a variety of factors, including, among others, the following:

•
Market competitiveness. The Compensation Committee targeted compensation that approximated the 50th percentile or mid-market for the Company’s peer group. Individual compensation may be more or less than the median compensation amount when warranted by individual or corporate performance.

•
Performance. The Compensation Committee provided the named executive officers with compensation opportunities that were based upon their individual performance, the performance of the Company and their contribution to that performance. The Compensation Committee considered these performance factors when approving adjustments to the compensation paid to the named executive officers for their services to the Company in 2008.

•
Mix of annual and long-term compensation. Because the successful operation of the Company’s business requires an approach that balances short- and long-term performance, the Compensation Committee seeks to balance annual and long-term compensation payable to the named executive officers.

•
The impact of cash vs. non-cash compensation. The Compensation Committee considered both the cost and the motivational value of the various components of compensation, including the annual elements of the executive compensation program, which were primarily cash-based, and the long-term elements, which were primarily equity-based.

•	Prior Compensation. The Compensation Committee considers both prior grants of equity-based compensation and prior annual compensation during their process to determine compensation levels.

Mr. Jay H. Shah, the Company’s Chief Executive Officer, participated in discussions with the Compensation Committee regarding the performance of the other named executive officers and the Compensation Committee considered these discussions when determining compensation for the other named executive officers.

From time to time, the Compensation Committee solicits advice from other experts on executive compensation, such as directors of peer companies and lawyers, on an as-needed basis to determine compensation standards that are fair and reflect the current market environment; accordingly, the Compensation Committee does not consult with these third parties during each annual compensation review process. The Compensation Committee did not engage a compensation consultant to assist it in reviewing and determining 2009 executive compensation as the Company’s executive compensation program was not significantly modified as compared to its 2008 executive compensation program.

The Compensation Committee meets at least annually, without the Chief Executive Officer present, to evaluate his performance and to determine his compensation.  In considering Mr. Jay H. Shah’s compensation for 2009, the Compensation Committee considered his principal responsibilities, which are to provide the Company with vision and strategic direction, attract and retain highly qualified employees and develop and to foster relationships with other hotel companies, developers and franchisors.

Elements of the 2009 Executive Compensation Program

In structuring the Company’s compensation program, the Compensation Committee sought to utilize an effective mix of annual and long-term compensation elements to enhance executive performance. The elements of compensation provided to the named executive officers include an annual base salary, annual incentive payments, long-term incentive compensation, benefits and compensation payable pursuant to certain contractual arrangements. The Compensation Committee considers the annual salary and annual incentive payments to be elements of short-term compensation, while any equity-based awards are considered to be an element of long-term compensation.

Annual Base Salary

Annual base salary creates a secure base of cash compensation for executives that is designed to be competitive with the market for talented executives. The Company’s objective in setting annual base salaries for the named executive officers was to provide named executive officers with annual base salaries for 2009 that approximated the 50th percentile for comparable positions in peer companies. The annual base salary established for each named executive officer was intended to reflect the level of the named executive officer’s position within the Company, the named executive officer’s current and sustained performance results and the current market for compensation of similarly situated officers at the peer companies. Each named executive officer’s annual base salary was determined on the basis of these factors. The relative weight given to each factor varied with each position and individual and the weighting of the factors was within the sole discretion of the Compensation Committee.

As a result of this analysis, which was completed in August 2009, the Compensation Committee approved a 5% increase in the annual base salary payable to Messrs. J. Shah, N. Shah, Parikh and Gillespie, retroactive as of January 1, 2009.  Mr. H. Shah’s annual base salary remained at the 2008 level of $150,000.  Mr. J. Shah’s annual base salary was increased from $425,000 to $446,250.  Mr. N. Shah’s annual base salary was increased from $400,000 to $420,000.  Mr. Parikh’s annual base salary was increased from $275,000 to $288,750.  Mr. Gillespie’s annual base salary was increased from $192,500 to $202,125. These increases reflected these named executive officers’ continued managerial responsibility due to the growth of the Company during 2008 and growth objectives for 2009. Specifically, in 2008 the Company acquired an interest in six additional hotel properties, hired four additional employees and significantly increased revenue. In 2009, the Company acquired interests in two additional hotel properties.

Annual Non-Equity Incentive Compensation

Annual non-equity incentive compensation plans are designed to provide financial incentives for the named executive officers because the Compensation Committee believes their performance in fulfilling the responsibilities of their positions can significantly affect the profitable growth and future prospects of the Company. This element of the Company’s executive compensation program provides the named executive officers other than Mr. H. Shah with an opportunity to earn additional annual cash compensation, which the Compensation Committee believes should be at risk, based upon the following factors:

•	the Company’s satisfaction of certain financial metrics as determined by the Compensation Committee; and

•	the individual officer’s satisfaction of certain qualitative and quantitative performance objectives as determined by the Compensation Committee;

For 2009, the Compensation Committee established a non-equity incentive compensation plan for Messrs. J. Shah, N. Shah, Parikh and Gillespie. Mr. H. Shah did not participate in the 2009 non-equity incentive plan.  The participants were eligible to receive additional cash compensation ranging between 15% to 125% of their 2009 annual base salary. The 2009 non-equity incentive plan established by the Compensation Committee was not set forth in a written agreement and the plan was substantially similar to the non-equity incentive compensation plan established in 2008 for Messrs. J. Shah, N. Shah, Parikh and Gillespie.

Eligibility for the minimum award under the 2009 non-equity incentive plan occurred when adjusted funds from operations, or AFFO, per share for the year ended December 31, 2009 fell within a range from $0.56 per share to $0.72 per share. The Compensation Committee considered AFFO per share to be a meaningful measure of the Company’s operating performance because it excludes the effects of the assumption that the value of real estate assets diminishes predictably over time, and because it is widely used by industry analysts as a performance measure. In determining AFFO per share, management calculated funds from operations, or FFO, applicable to common shares and partnership units in accordance with the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (“NAREIT”), which the Company refers to as the “White Paper.” The White Paper defines FFO as net income (loss) (computed in accordance with GAAP) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated assets, plus certain non-cash items, such as depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Management’s interpretation of the NAREIT definition is that minority interest in net income (loss) should be added back to (deducted from) net income (loss) as part of reconciling net income (loss) to FFO. Management calculated AFFO, which reflects FFO in accordance with the NAREIT definition further adjusted by: (i) adding back write-offs of deferred financing costs on debt extinguishment, both for consolidated and unconsolidated properties; (ii) adding back amortization of deferred financing costs; (iii) making adjustments for the amortization of original issue discount/premium; (iv) adding back non-cash stock expense; (v) adding back impairment related expenses; (vi) adding back FFO attributed to the Company’s partners in consolidated joint ventures; and (vii) making adjustments to ground lease payments, which are required by GAAP to be amortized on a straight-line basis over the term of the lease, to reflect the actual lease payment.

An additional consideration for eligibility for an additional cash award under the 2009 non-equity incentive plan for the Chief Executive Officer, the President and Chief Operating Officer and the Chief Financial Officer included achieving certain levels of revenue per available room (“RevPAR”) and achieving a minimum fixed charge coverage ratio related to the Company’s liabilities and preferred share distributions.  The Compensation Committee used these metrics because it believes that these metrics are an indication of the Company’s financial strength and its ability to generate a return to its shareholders.

The Compensation Committee also established additional position-specific performance goals that were both quantitative and qualitative in nature.  The position-specific performance goals established by the Compensation Committee for the 2009 compensation year included, but were not limited to, meeting with institutional and retail shareholders, complying with disclosure obligations pursuant to the federal securities laws and achieving an unqualified audit opinion with respect to internal controls over financial reporting.

In March 2010, the Compensation Committee approved additional cash awards under the 2009 non-equity incentive plan to the participating named executive officers, Messrs. J. Shah, N. Shah, Parikh and Gillespie. Based on information provided by management, the Compensation Committee determined that the AFFO target had been achieved, which entitled the participating named executive officers to the minimum cash payout from the plan.  The Compensation Committee also determined that the RevPAR and fixed charge coverage ratio targets had been achieved, which entitled the participating named executive officers to an additional cash payment for their achievements. In addition, each of the position–specific performance goals established by the Compensation Committee under the 2009 non-equity incentive plan was achieved by the named executive officers.

Based upon the foregoing, the Compensation Committee paid the following cash awards to the participating named executive officers under the 2009 non-equity incentive plan:

Officer	Office	2009 Non-Equity Incentive Plan Award ($)	2009 Non-Equity Incentive Plan Award as a Percentage of Base Salary (%)

Jay H. Shah	Chief Executive Officer	446,250	100
Neil H. Shah	President and Chief Operating Officer	420,000	100
Ashish R. Parikh	Chief Financial Officer	288,750	100
Michael R. Gillespie	Chief Accounting Officer	101,063	50

Long-Term Equity Incentive Compensation

The Company may include as a part of a named executive officer’s compensation package a portion of the package in the form of long-term incentive compensation in order to connect compensation of the named executive officers to overall corporate performance and to align the economic interests of the named executive officers closely to the long-term interests of the Company and its shareholders. In determining the amount of long-term incentive compensation for each named executive officer in 2009, the Compensation Committee considered the named executive officer’s performance, potential future contributions to the Company, current compensation, importance to the Company over the long-term, performance relative to his or her peers within the Company and retention issues and concerns. Furthermore, the Compensation Committee looked at the overall performance of the Company and other qualitative factors such as team building and infrastructure creation in determining long-term incentive compensation for each of the named executive officers in 2009. The Compensation Committee can and does exercise discretion regarding its determination of long-term incentive compensation.

Awards of long-term incentive compensation are made pursuant to the Company’s 2008 Equity Incentive Plan, which provides for the grant of stock options, stock appreciation rights, stock awards, performance shares and incentive awards. The Company’s 2008 Equity Incentive Plan has separate limits for each type of award that a participant may receive in a calendar year.  The annual grant limits are 750,000 shares for each of options and stock appreciation rights and 250,000 shares for each of stock awards and performance share awards.  As discussed below, the annual grant limit on stock awards has prevented the Company from making stock awards that the Compensation Committee otherwise might have approved and has prevented the Compensation Committee from making awards in accordance with the Company’s current long-term equity incentive strategy.

The Compensation Committee has used and expects to continue using stock awards in the form of restricted common shares as the primary component of long-term equity incentive compensation for the named executive officers.  In 2009, the Compensation Committee also used performance share awards as a way to provide long-term equity incentives to the named executive officers other than Mr. H. Shah. The Compensation Committee believes restricted common shares and performance share awards provide an effective way to encourage the named executive officers to take actions to increase profitable growth and shareholder value as measured by increases in the Company’s stock price, motivate and reward the named executive officers for sustained financial performance of the Company, strengthen the mutuality of interests between the named executive officers and the shareholders, increase executive retention and reward share price performance.

Restricted common shares may be granted to named executive officers annually in amounts to be recommended by the Compensation Committee and approved by the Board of Trustees. Typically, and as was the case with respect to the 2009 stock awards, 25% of the restricted common shares vest on each anniversary of the grant date resulting in 100% of such shares being fully vested on the fourth anniversary of the grant date. During the period in which the shares are restricted, the named executive officers receive the distributions declared and paid by the Company with respect to the nonvested restricted common shares.

Consistent with its philosophy described above, in January 2009, the Compensation Committee recommended and the Board of Trustees approved stock awards to the named executive officers in the table below.  These awards were recommended and approved based on an aggregate dollar amount for each stock award and not on a set number of shares.

2009 Stock Awards (Restricted Common Shares)

Officer	Office	Value of 2009 Stock Award ($)	Number of Restricted Common Shares Approved for Grant (#)(1)	Number of Restricted Common Shares Granted on June 1, 2009 (#)

Hasu P. Shah	Chairman of the Board of Trustees	250,000	83,892	83,892
Jay H. Shah	Chief Executive Officer	1,000,000	335,570	250,000
Neil H. Shah	President and Chief Operating Officer	1,000,000	335,570	250,000
Ashish R. Parikh	Chief Financial Officer	400,000	134,228	134,228
Michael R. Gillespie	Chief Accounting Officer	75,000	25,168	25,168
______________

(1)	The number of restricted common shares approved for grant was determined using a 20-day VWAP closing price for the 20 trading days immediately preceding the grant date.

The restricted common shares granted to the named executive officers vest in four equal installments on the first, second, third and fourth annual anniversaries of the date of grant.  As a result of the annual grant limit under the Company’s 2008 Equity Incentive Plan, Mr. J. Shah and Mr. N. Shah did not receive the full value of the stock award recommended for approval by the Compensation Committee in January 2009, and they were issued 250,000 restricted common shares having an aggregate grant date fair value of $700,000.  In March 2010, the Compensation Committee recommended and the Board of Trustees approved the payment of a distribution restoration payment to Mr. J. Shah and Mr. N. Shah.  Each of these executive officers received $17,114 in March 2010, an amount that equals the amount of the cash distributions they would have received had the full value of the stock award recommended for approval in January 2009 by the Compensation Committee been granted.

Also consistent with the Compensation Committee’s long-term equity incentive philosophy described above, the Compensation Committee recommended and the Board of Trustees approved performance share awards to the named executive officers other than Mr. H. Shah in August 2009.  All performance share awards were granted effective August 5, 2009 pursuant to the 2008 Equity Incentive Plan and the terms of a performance share award agreement. The performance share awards can be earned as follows:

•
If the “20-day VWAP” (as defined below) during the “measurement period” (as defined below) is at least $3.00 but less than $4.00, the executives will earn the following number of performance shares:  Mr. J. Shah—41,667 shares; Mr. N. Shah—41,667 shares; Mr. Parikh—16,667 shares; and Mr. Gillespie—8,333 shares.

•
If the 20-day VWAP during the measurement period is at least $4.00 but less than $5.00, the executives will earn the following number of additional performance shares:  Mr. J. Shah—31,250 shares; Mr. N. Shah—31,250 shares; Mr. Parikh—12,500 shares; and Mr. Gillespie—6,250 shares.

•
If the 20-day VWAP during the measurement period is $5.00 or more, the executives will earn the following number of additional performance shares:  Mr. J. Shah—30,000 shares; Mr. N. Shah—30,000 shares; Mr. Parikh—12,000 shares; and Mr. Gillespie—6,000 shares.

•
Following the last day of the measurement period and subject to the discretion of the Compensation Committee, if during the measurement period the 20-day VWAP is at least $3.00, the executives may earn the following number of additional performance shares:  Mr. J. Shah—33,333 shares; Mr. N. Shah—33,333 shares; Mr. Parikh—13,333 shares; and Mr. Gillespie—6,667 shares.

For purposes of the performance share award agreements, the term “20-day VWAP” means the volume weighted average of the closing price of the Company’s common shares during a period of 20 consecutive days on which the Company’s common shares are traded on the NYSE, and the term “measurement period” means the period beginning on August 5, 2009 and ending on August 4, 2010.

2009 Performance Share Award Grants

Officer	Office	Number of Performance Shares Awarded (#)	Number of Common Shares Issued Upon Settlement of Performance Shares as of March 31, 2010 (#)(1)	Number of Unearned Performance Shares as of March 31, 2010 (#)(2)(3)

Jay H. Shah	Chief Executive Officer	136,250	72,917	63,333
Neil H. Shah	President and Chief Operating Officer	136,250	72,917	63,333
Ashish R. Parikh	Chief Financial Officer	54,500	29,167	25,333
Michael R. Gillespie	Chief Accounting Officer	27,250	14,583	12,667
______________

(1)
On September 9, 2009, the Compensation Committee determined, based on information provided by management, that the 20-day VWAP performance condition was at least $3.00 for the period from August 5, 2009 to September 4, 2009.  As a result, an aggregate of 108,334 common shares were issued to the named executive officers appearing in the table above upon the settlement of earned performance shares.

On March 16, 2010, the Compensation Committee determined, based on information provided by management, that the 20-day VWAP was at least $4.00 for the period from February 9, 2010 to March 9, 2010. As a result, an aggregate of 81,250 common shares were issued to the named executive officers appearing in the table above upon the settlement of earned performance shares.

(2)	The performance shares awarded to the named executive officers in the table above can be earned as follows:

•
If the 20-day VWAP during the measurement period (the period beginning on August 5, 2009 and ending on August 4, 2010) is $5.00 or more, the executives will earn the following number of additional performance shares:  Mr. J. Shah—30,000 shares; Mr. N. Shah—30,000 shares; Mr. Parikh—12,000 shares; and Mr. Gillespie—6,000 shares.

•
Following the last day of the measurement period and subject to the discretion of the Compensation Committee, if during the measurement period the 20-day VWAP is at least $3.00, the executives may earn the following number of additional performance shares:  Mr. J. Shah—33,333 shares; Mr. N. Shah—33,333 shares; Mr. Parikh—13,333 shares; and Mr. Gillespie—6,667 shares.

(3)
Performance shares that have not previously been earned will be earned upon a change of control and upon a termination of the executive’s employment without cause before the last day of the measurement period, subject to certain conditions.  Performance shares that are earned will be settled by the issuance of an equivalent number of common shares.

Benefits

Benefits are established based upon an assessment of competitive market factors and a determination of what is required to attract and retain talent, as well as provide long-term financial security to the Company’s employees and their families. The Compensation Committee periodically considers benefit levels based on competitive influences, as well as the cost of the programs to the Company relative to the value to employees. The Company’s primary benefits for executive officers include participation in the Company’s health, dental and vision plans, 40l(k) plan and various insurance plans, including disability and life insurance, on the same basis as any other employee, The Company does not match employee contributions to its 401(k) plan, including contributions made by named executive officers.

Contractual Arrangements

The Company has entered into employment agreements with Hasu P. Shah, Jay H. Shah, Neil H. Shah, Ashish R. Parikh and Michael R. Gillespie. The terms of these employment agreements include provisions related to payments to be made to the officers for events related to changes of control of the Company. These employment agreements are described under “Agreements with Executive Officers and Potential Payments Upon Termination or Change-in-Control” below. The Compensation Committee believes it is appropriate for the Company to have an employment agreement with the executive officers to support stable and highly competent management on a long-term basis.

In 2009, the Compensation Committee reviewed the continued suitability of the employment and change of control agreements. The Compensation Committee determined that the agreements serve the interests of the Company and its shareholders by ensuring that if a hostile or friendly change of control is ever under consideration, its executives will be able to advise the Board of Trustees about the potential transaction in the best interests of shareholders, without being unduly influenced by personal considerations, such as fear of the economic consequences of losing their jobs as a result of a change of control. The change of control agreements include so-called double triggers, which mean that benefits become available to executives under the agreements only upon a change of control and certain adverse employment developments for the executives such as termination by the Company without cause or termination by the executive for good reason. The Compensation Committee believes that a double trigger appropriately protects the legitimate interests of executives in employment security without unduly burdening the Company or shareholder value.

Stock Ownership Guidelines

The Company’s executive officers are not formally required to achieve or maintain any particular level of stock ownership in the Company; however, Messrs. H. Shah, J. Shah and N. Shah maintain significant ownership interests in the Company’s common shares. As of March 31, 2010, Messrs. H. Shah, J. Shah and N. Shah have an economic ownership interest in 663,382 common shares, 2,191,207 common shares and 2,164,385 common shares, respectively.

2010 Executive Compensation Program

The Compensation Committee has engaged FPL Associates L.P. to act as its compensation consultant with respect to the 2010 executive compensation program.  FPL Associates did not assist the Compensation Committee or management in determining or recommending the amount or form of executive and trustee compensation during 2009.  As of the date of this proxy statement, the Compensation Committee has not made any recommendations to the Board of Trustees regarding the Company’s 2010 executive compensation program, and the Compensation Committee is currently considering that program.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management and, based on such review and discussion, the Compensation Committee recommends to the Board of Trustees that it be included in this proxy statement.

COMPENSATION COMMITTEE,

Thomas J. Hutchison III (Chairman)
Donald J. Landry
April 15, 2010	John M. Sabin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Leven, Hutchison, Landry and Sabin, all of whom are independent trustees, served on the Company’s Compensation Committee during the Company’s fiscal year ended December 31, 2009.  No member of the Compensation Committee was at any time during 2009 an officer or employee of the Company nor was any such person a former officer of the Company. No members of the Compensation Committee had any relationships with the Company that required disclosure under applicable rules and regulations of the SEC. During year ended December 31, 2009, none of the Company’s executive officers served on the board of directors, the compensation committee or any similar committee of another entity of which an executive officer served on the Company’s Board of Trustees or Compensation Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents information relating to total compensation of the named executive officers for the fiscal year ended December 31, 2009.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)

Hasu P. Shah,	2009	150,000	234,900	—	11,893	396,793
Chairman of the Board	2008	150,000	228,825	—	14,750	393,574
	2007	150,000	102,663	—	12,447	265,110

Jay H. Shah,	2009	446,250	861,539	446,250	16,972	1,771,011
Chief Executive Officer	2008	425,000	915,299	411,000	3,980	1,755,279
	2007	400,000	1,026,663	400,000	3,616	1,830,279

Neil H. Shah,	2009	420,000	861,539	420,000	28,896	1,730,434
President and Chief Operating Officer	2008	400,000	915,299	388,000	14,698	1,717,997
	2007	375,000	1,026,663	375,000	14,960	1,791,622

Ashish R. Parikh,	2009	288,750	440,454	288,750	16,593	1,034,547
Chief Financial Officer	2008	275,000	366,120	220,000	15,187	876,307
	2007	250,000	410,663	187,500	14,960	863,122

Michael R. Gillespie,	2009	202,125	102,777	101,063	16,593	422,558
Chief Accounting Officer	2008	192,500	68,647	67,375	14,590	343,113
	2007	175,000	77,000	43,750	14,960	310,710
_____________________

(1)
Represents the aggregate grant date fair value of restricted common shares and performance share awards granted to the named executive officers during 2009, which has been computed in accordance with FASB ASC Topic 718.  The stock award values reflected for 2008 and 2007 are different than previously disclosed because these values represent the aggregate fair value of stock awards as of the grant date rather than the expense related to equity awards for financial statement reporting purposes in accordance with SFAS No. 123(R).

For the restricted common shares granted to the named executive officers on June 1, 2009, the aggregate grant date fair value was determined by multiplying the number of shares granted to the named executive officer by $2.80, the closing price of the Company’s common shares on the NYSE on the grant date.

For the performance share awards granted to the named executive officers on August 5, 2009, the aggregate grant date fair value was determined based upon the probable outcome of the VWAP performance conditions being satisfied.  No probability was assigned to 86,660 performance share awards, which can be earned at the end of the measurement period at the discretion of the Compensation Committee.  As of the grant date, the Company assigned the following probabilities to satisfying the VWAP performance conditions: (i) 85% probability for the $3.00 VWAP; (ii) 38% probability for the $4.00 VWAP; and (iii) 5% probability for the $5.00 VWAP.  Assuming that all three VWAP performance conditions are satisfied and the discretionary performance share awards are settled by issuing common shares, the aggregate grant date fair value of the performance share awards granted to the named executive officers  is as follows: Mr. J. Shah ($500,000), Mr. N. Shah ($500,000), Mr. Parikh ($200,000) and Mr. Gillespie ($100,000).

(2)
Includes insurance premiums paid by the Company for medical, dental and life insurance benefits.  Also includes a $12,836 portion of the dividend restoration payment paid in March 2010 that related to 2009 to each of Mr. J. Shah and Mr. N. Shah.  As a result of the annual grant limit under the Company’s 2008 Equity Incentive Plan, Mr. J. Shah and Mr. N. Shah did not receive the full value of the stock award recommended for approval by the Compensation Committee in January 2009, and they were issued 250,000 restricted common shares having an aggregate grant date fair value of $700,000.  In March 2010, the Compensation Committee recommended and the Board of Trustees approved the payment of a distribution restoration payment to Mr. J. Shah and Mr. N. Shah.  Each of these executive officers was paid $17,114 in March 2010.  This amount equals the amount of the cash distributions they would have received had the full value of the stock award recommended for approval in January 2009 by the Compensation Committee been granted.

Grants of Plan-Based Awards

The following table presents information regarding grants of plan-based awards to the named executive officers during the fiscal year ended December 31, 2009.  For more information regarding grants of plan-based awards, see “Compensation Discussion and Analysis” above.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock (#)(3)	Grant Date Fair Value of Stock ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Hasu P. Shah	6/1/09	N/A	N/A	N/A	N/A	N/A	N/A	83,392	234,900

Jay H. Shah	8/5/09	223,125	—	557,813
	8/5/09				41,667	—	136,250		161,539
	6/1/09							250,000	700,000

Neil H. Shah	8/5/09	210,000	—	525,000
	8/5/09				41,667	—	136,250		161,539
	6/1/09							250,000	700,000

Ashish R. Parikh	8/5/09	72,188	—	288,750
	8/5/09				16,667	—	54,500		64,616
	6/1/09							134,228	375,838

Michael R. Gillespie	8/5/09	30,319	—	70,744
	8/5/09				8,333	—	27,250		32,307
	6/1/09							25,168	70,470
_____________________

(1)
Represents the potential range of performance-based incentive compensation that could be earned under the 2009 non-equity incentive plan established by the Compensation Committee for the named executive officers (other than Mr. H. Shah who did not participate in this plan).  Cash payments were made to Messrs. J. Shah, N. Shah, Parikh and Gillespie under this plan in April 2010.  The actual amount earned and paid appears in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)	Represents performance share awards granted to the named executive officers (other than Mr. H. Shah) under the Company’s 2008 Equity Incentive Plan.

(3)	Represents restricted common shares granted to the named executive officers under the Company’s 2008 Equity Incentive Plan.

(4)
Represents the aggregate grant date fair value of the restricted common shares and the performance share awards granted to the named executive officers during 2009.  The amounts have been computed in accordance with FASB ASC Topic 718.  See Footnote 1 to the Summary Compensation Table for more information.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information concerning the number and value of unvested restricted common shares and unearned performance share awards outstanding as of the end of the fiscal year ended December 31, 2009. As of December 31, 2009, restricted common shares and performance share awards were the only types of outstanding equity awards at the fiscal year-end.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Shares or Units of Stock That Have Not Vested ($)(1)

Hasu P. Shah	108,756	341,494
Jay H. Shah	471,530	1,480,604
Neil H. Shah	470,780	1,478,249
Ashish R. Parikh	222,153	697,560
Michael R. Gillespie	54,200	170,188
_____________________

(1)
Calculated by multiplying the number of unvested restricted common shares and unearned performance share awards as of December 31, 2009 by $3.14, which was the closing market price of the Company’s common shares on that date.

Shares of nonvested restricted common shares are the result of grants that occurred on June 1, 2006, 2007, 2008 and 2009.  These restricted common shares vest 25% each year beginning on the first anniversary of the grant date. The 1,081,503 restricted common shares appearing in the table above vest as follows: 331,356 shares in 2010; 308,985 shares in 2011; 255,339 shares in 2012; and 185,823 shares in 2013.  The unearned performance shares were granted to the named executive officers (other than Mr. H. Shah) on August 5, 2009.  As of December 31, 2009, the $3.00 VWAP performance condition was the only performance condition that had been satisfied.

Option Exercises and Stock Vested

The following table presents information concerning restricted common shares and performance share awards that vested or were earned for each of the named executive officers during the fiscal year ended December 31, 2009.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Hasu P. Shah	12,522	35,062
Jay H. Shah	103,010	296,761
Neil H. Shah	99,760	287,661
Ashish R. Parikh	41,766	120,278
Michael R. Gillespie	13,058	38,229
_____________________

(1)
Represents the aggregate dollar amount realized upon the vesting of restricted common shares and upon the settlement of earned performance shares.  The amount in the table equals the sum of: (i) the number of restricted common shares that vested for each named executive officer on June 1, 2009, multiplied by $2.80, the closing market price of the Company’s common shares on the vesting date; and (ii) the number of performance share awards that vested for each named executive officer (other than Mr. H. Shah) on September 9, 2009, multiplied by $3.00, the closing market price of the Company’s common shares on the date the Compensation Committee determined that the $3.00 VWAP performance condition had been satisfied.

Agreements with Executive Officers and Potential Payments Upon Termination or Change-in-Control

The Company has entered into amended and restated employment agreements with Hasu P. Shah (Chairman of the Board), Jay H. Shah (Chief Executive Officer), Neil H. Shah (President and Chief Operating Officer), Ashish R. Parikh (Chief Financial Officer) and Michael R. Gillespie (Chief Accounting Officer). Neither the Company nor the executive officers has given notice of non-renewal of the applicable agreement, and the employment agreements with each of these named executive officers will continue until terminated in accordance with their terms.

Each employment agreement provides for the payment of a minimum annual base salary to the executive officer, subject to any increase approved by the Board of Trustees. In addition, each executive officer is eligible to receive other incentive compensation, including but not limited to, grants of stock options or shares of stock. Each of the employment agreements also contains certain confidentiality, non-competition and non-recruitment provisions.

Each of the employment agreements provides for cash payments and the provision of other benefits to the effected executive officer upon the occurrence of certain triggers. These triggers include the executive officer’s voluntary termination, the executive officer’s termination without cause (other than a termination without cause during the 12-month period following a change of control), the executive officer’s termination with cause, the executive officer’s death or disability and the executive officer’s termination without cause or resignation for good reason within 12 months of a change of control.

The following table sets forth the total cost that the Company would have incurred and the payments the named executive officers would have received if they were terminated as of December 31, 2009 under the terms of the employment agreements:

Voluntary Termination/Termination With Cause

Name	Cash Payment ($)(1)	Continued Medical and Dental Benefits ($)	Number of Shares to Vest Upon Termination (#)	Value of Shares to Vest Upon Termination ($)	Cost of 280G Gross Up ($)	Total Cost of Termination ($)

Hasu P. Shah	—	—	N/A	N/A	N/A	—
Jay H. Shah	—	—	N/A	N/A	N/A	—
Neil H. Shah	—	—	N/A	N/A	N/A	—
Ashish R. Parikh	—	—	N/A	N/A	N/A	—
Michael R. Gillespie	—	—	N/A	N/A	N/A	—
_____________________

(1)
Each employment agreement provides that if the effected executive officer ceases being an employee of the Company on account of the effected executive officer’s voluntary termination or the effected executive officer’s termination with cause, the effected executive officer will not be entitled to any compensation after the effective date of the voluntary termination or termination with cause (except base salary and vacation accrued but unpaid on the effective date of such event).

Death or Disability

Name	Cash Payment ($)(1)	Continued Medical and Dental Benefits ($)	Number of Shares to Vest Upon Termination (#)	Value of Shares to Vest Upon Termination ($)	Cost of 280G Gross Up ($)	Total Cost of Termination ($)

Hasu P. Shah	12,500	—	N/A	N/A	N/A	12,500
Jay H. Shah	37,188	—	N/A	N/A	N/A	37,188
Neil H. Shah	35,000	—	N/A	N/A	N/A	35,000
Ashish R. Parikh	24,063	—	N/A	N/A	N/A	24,063
Michael R. Gillespie	16,844	—	N/A	N/A	N/A	16,844
_____________________

(1)
Each employment agreement provides that in the event of the death or disability of the effected executive officer, the Company will continue to pay the effected executive officer or his heirs, devisees, executors, legatees or personal representatives, as appropriate, the effected executive officer’s base salary then in effect through the month following the month in which such event occurs plus vacation accrued but unpaid as of the termination date.

Termination Without Cause

Name	Cash Payment ($)(1)	Continued Medical and Dental Benefits ($)	Number of Shares to Vest Upon Termination (#)(1)	Value of Shares to Vest Upon Termination ($)(2)	Cost of 280G Gross Up ($)	Total Cost of Termination ($)

Hasu P. Shah	150,000	—	108,756	341,494	N/A	491,494
Jay H. Shah	446,250	—	471,530	1,480,604	N/A	1,926,854
Neil H. Shah	420,000	—	470,780	1,478,249	N/A	1,898,249
Ashish R. Parikh	288,750	—	222,153	697,560	N/A	986,310
Michael R. Gillespie	202,125	—	54,200	170,188	N/A	372,313
_____________________

(1)
Each employment agreement provides that upon a termination without cause (other than a termination without cause during the 12-month period following a change of control), the Company will make a lump sum payment to the effected executive officer within ten days after such termination equal to the sum of: (1) the effected executive officer’s accrued but unused vacation to the date of termination, plus (2) the amount of the effected executive officer’s monthly base salary then in effect for the lesser of 12 months or the number of months (including a fractional month) remaining in the term of the employment agreement.

(2)
Calculated by multiplying the number of unvested restricted common shares and unearned performance share awards as of December 31, 2009 by $3.14, which was the closing market price of the Company’s common shares on that date.

Termination Without Cause / Resignation for Good Reason (Following a Change in Control)

Name	Cash Payment ($)(1)	Continued Medical and Dental Benefits ($)(1)	Number of Shares to Vest Upon Termination (#)(1)	Value of Shares to Vest Upon Termination ($)(2)	Cost of 280G Gross Up ($)(3)	Total Cost of Termination ($)

Hasu P. Shah	800,000	17,839	108,756	341,494	685,499	1,844,832
Jay H. Shah	8,016,250	2,289	471,530	1,480,604	7,952,602	17,451,745
Neil H. Shah	5,835,000	23,954	470,780	1,478,249	5,859,687	13,196,890
Ashish R. Parikh	1,955,000	24,754	222,153	697,560	1,884,595	4,561,909
Michael R. Gillespie	347,869	24,754	54,200	170,188	—	542,810
_____________________

(1)
Each employment agreement provides that upon a termination without cause or a resignation for good reason within 12 months following a change of control, the Company will fully vest the effected executive officer in any outstanding share awards and stock options that have not previously vested or become exercisable.  In addition, the Company will pay to the effected executive officer, in a lump sum, the following:

•	the effected executive officer’s base salary and expenses reimbursable, each through the date of the termination;

•
a change of control bonus equal to a multiple of the sum of: (i) the effected executive officer’s then annual base salary, (ii) the maximum annual bonus that the effected executive officer could earn for the year that includes the date of termination (or if no maximum bonus amount has been set, the effected executive officer’s target bonus for that year) and (iii) the fair market value (determined as of the date of the change of control) of the share award(s) received by the effected executive officer for the year that includes the date of termination (or if no share awards were made in that year, the next preceding year in which the effected executive officer received a share award). For purposes of calculating the change of control bonus, the following multiples apply: Hasu P. Shah–2x; Jay H Shah–4x; Neil H. Shah–3x; Ashish R. Parikh–2x; and Michael R. Gillespie–1x; and

•	the effected executive officer’s insurance benefits for a period of 18 months after termination.

(2)
Calculated by multiplying the number of unvested restricted common shares and unearned performance share awards as of December 31, 2009 by $3.14, which was the closing market price of the Company’s common shares on that date.

(3)
The benefits payable to the named executive officers on account of a change in control, particularly if employment is terminated without cause or the executive resigns with good reason, within 12 months after a change in control, could constitute excess parachute payments under Section 280G the Code. A named executive officer who receives excess parachute payments would be liable for the 20% excise tax on a portion of the parachute payments, and the Company would not be permitted to claim a federal income tax deduction for a portion of the parachute payments. The amended and restated employment agreements between the Company and each of the named executive officers provides that the Company will indemnify the executive for any parachute payment excise tax liability (which would include the Company's payment of the excise tax liability as well as the income, excise tax and employment tax liability attributable to payment of the excise tax liability).  The calculations of the cost of the 280G gross up payment in this column assume the following:  (i) the change in control occurs on December 31, 2009; (ii) the last reported closing price of the Company’s common shares on the NYSE is $3.14 per share, which was the closing price on December 31, 2009; (iii) the named executive officers shown above are “disqualified individuals” and subject to the “excess parachute payment” rules under Section 280G of the Code; (iv) each of the named executive officers is terminated without cause or resigns with good reason on December 31, 2009; and (v) the following tax rates apply: a federal income tax rate of 35%, a parachute excise tax rate of 20%, an employment tax rate of 1.45% (i.e., the Medicare component of the employment tax) and a Pennsylvania state income tax rate of 3.07%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In developing the Company’s portfolio since the Company’s initial public offering in 1999, the Company  have entered into various transactions with the Company’s trustees, officers and entities controlled by them, including transactions relating to the leasing and managing of the Company’s hotels, acquisitions and dispositions of hotels, loans made by or for the benefit of the Company, and the purchase of goods and services. Certain of these transactions have been instrumental in the implementation of the Company’s business strategy and the growth of the Company’s portfolio. Although the Company  has made certain efforts, described below, to ensure that these transactions were negotiated on an arms-length basis, the Company  cannot assure you of this fact or that the terms of these transactions are as favorable to the Company as those the Company may have received from unaffiliated third parties. As a result of the growth in the Company’s portfolio, the Company’s current growth strategy and modifications to the REIT qualification rules, the Company has adopted certain policies with respect to transactions with the Company’s trustees, officers and entities controlled by them. The following is a summary of certain of these transactions, including a description of the transaction, the business purpose for the transaction and the Company’s current policy with respect to such a transaction.

Review and Approval of Related Party Transactions

The Acquisition Committee of the Board of Trustees, which was comprised of four independent trustees at December 31, 2009, considers questions of possible conflicts of interest with regard to related party transactions and attempts to ensure that proper safeguards are in place and are being followed when the Company enters into related party transactions. This policy is set forth in the Acquisition Committee’s written charter, which is available on the Company’s website. A majority of the members of the Acquisition Committee must approve the terms of each acquisition from or loan to a related party; however, this requirement is not expressly set forth in the Acquisition Committee’s written charter.

The Board of Trustees has a policy regarding the approval of any “related person transaction,” which is any transaction or series of transactions in which the Company or any of its subsidiaries is to be a participant, the amount involved exceeds $120,000, and a “related person” (as defined in Item 404 of Regulation S-K promulgated by the SEC) has a direct or indirect material interest. Related person transactions must be approved by a majority of the Company’s independent trustees; however, if the related person transaction involves an acquisition from or development loan to a related person, the transaction will be referred to the Acquisition Committee for its approval as described above. The Board of Trustee’s policy requires any independent trustee with a direct or indirect interest in the transaction to recuse himself from any consideration of the related person transaction in which he has an interest.

Portfolio Formation Transactions with Trustees and Officers

In connection with the Company’s initial public offering in 1999, entities controlled by the Company’s officers and affiliated trustees contributed ten hotels to the Company in exchange for limited partnership units in the Company’s operating partnership. Since that time, the Company has continued to buy hotels from, and sell hotels to, entities controlled by the Company’s officers and affiliated trustees when a majority of the Company’s independent trustees has determined it was in the Company’s best interest to do so.

Hotel Acquisitions from Related Persons

Since the Company’s initial public offering in January 1999 and through March 31, 2010, the Company has acquired, wholly or through joint ventures, a total of 89 hotels, including 28 hotels acquired from entities controlled by certain of the Company’s trustees and executive officers. Of the 28 acquisitions from entities controlled by certain of the Company’s trustees and executive officers, 25 were newly constructed or substantially renovated by these entities prior to the Company’s acquisition. Because the Company does not develop properties, the Company takes advantage of the Company’s relationships with entities that are developing or substantially renovating hotels, including entities controlled by certain of the Company’s trustees and executive officers, to identify future hotel acquisitions that the Company believes may be attractive to the Company. The Company intends to continue to acquire hotels from entities controlled by certain of the Company’s trustees and executive officers if approved by the Company’s independent trustees in accordance with the Company’s related party transaction policy.

In connection with the Company’s initial public offering, the Company  entered into an option agreement with the following members of the Company’s management team, among others:  Hasu Shah, Jay Shah, Neil Shah, David Desfor and Kiran Patel. Pursuant to this agreement, the Company  had the option to purchase any hotel owned or developed by these individuals or their affiliates that was within fifteen miles of any of the Company’s hotels or any hotel subsequently acquired by the Company for two years after such acquisition or development. In September 2003, the parties to this agreement amended the option agreement so that (a) the right of first refusal now applies to all hotels owned or developed by the parties, regardless of proximity to the Company’s hotels, and (b) the right of first refusal applies to each party until one year after such party ceases to be an officer or trustee. The Company believes this arrangement gives the Company access to a pipeline of newly constructed and newly renovated hotels, without bearing all the risks associated with development and renovation. The option agreement, as amended, terminates with respect to each of the affiliates covered by the agreement one year after each such affiliate ceases to be a trustee, officer, partner of employee of the Company.

The following table sets forth certain information with respect to all of the acquisitions of, and agreements to acquire, hotels from entities controlled by the Company’s officers or trustees since January 1, 2009:

Hotel	Acquisition Date	Affiliated Sellers	Purchase Price
Hampton Inn and Suites (West Haven, CT)	November 4, 2009
Hersha Northeast Associates, LLC, in which Hasu P. Shah, Jay H. Shah, Neil H. Shah, Ashish R. Parikh, David L. Desfor and Kiran P. Patel collectively owned a 62.7% interest, held a 67.0% interest in the entity that owned the Hampton Inn and Suites, West Haven, Connecticut
$13.0 million, including $3.1 million in cash, $7.7 million in debt, and the conversion of $2.2 million in development loans receivable and accrued interest

Development Loans Made to Related Persons

Historically, the Company has made secured mezzanine and development loans to hotel developers, including entities in which executive officers own an interest. As of March  31, 2010, the Company had approximately $19.9 million of development loans outstanding to entities in which certain of the Company’s trustees and executive officers own an interest. The following table sets forth additional information regarding development loans made by the Company to the Company’s affiliates since January 1, 2009 or that were outstanding during 2009:

		Largest Aggregate Amount of Principal Outstanding during the year ended December 31, 2009 ($)	Amount of Principal Outstanding as of March 31, 2010 ($)	Amount of Principal Funded Since January 1, 2009 ($)	Interest Rate (%)	Amount of Interest Accrued during the year ended December 31, 2009 ($)

Hampton Inn & Suites (West Haven, CT)	44 West Haven Hospitality, LLC(1)	2,000,000	—	—	10.0	171,111
Lexington Avenue Hotel (Manhattan, NY)	44 Lexington Holding, LLC(2)	11,591,053	11,909,753	1,909,753	11.0	1,178,247
Renaissance by Marriott (Woodbridge, NJ)	Hersha Woodbridge Associates, LLC(3)	5,000,000	5,000,000	—	11.0	557,639
Hilton Garden Inn (Dover, DE)	44 Aasha Hospitality, LLC(4)	1,000,000	1,000,000	—	10.0	101,389
Element (Ewing, NJ)	American Properties at Scotch Road, LLC(5)	2,000,000	2,000,000	2,000,000	11.0	201,239

_____________________

(1)
On October 9, 2006, the Company made a Development Loan to 44 West Haven, LLC, an entity in which Hasu P. Shah, Jay H. Shah, Neil H. Shah, Ashish R. Parikh, David L. Desfor, and Kiran P. Patel collectively owned a 62.7% interest.

(2)
On May 30, 2008, the Company made a Development Loan to 44 Lexington Holding, LLC, an entity in which Hasu P. Shah, Jay H. Shah, and Neil H. Shah collectively owned a 37.0% interest. The Company  amended this loan to allow the borrower to elect, quarterly, to pay accrued interest in-kind by adding the accrued interest to the principal balance of the loan.  Amount of principal funded since January 1, 2009 represents accrued interest paid in-kind.

(3)
On April 1, 2008, the Company made a Development Loan to Hersha Woodbridge Associates, LLC, an entity in which Hasu P. Shah, Jay H. Shah, Neil H. Shah, Ashish R. Parikh, David L. Desfor, and Kiran P. Patel collectively owned a 75.0% interest.

(4)
On November 1, 2008, the Company made a Development Loan to 44 Aasha Hospitality, LLC, an entity in which Hasu P. Shah, Jay H. Shah, Neil H. Shah, Ashish R. Parikh, David L. Desfor, and Kiran P. Patel collectively owned a 31.5% interest.

(5)	On August 6, 2008, the Company made a Development Loan to American Properties at Scotch Road, LLC, an entity in which Jay H. Shah and Neil H. Shah collectively owned a 50.0% interest.

Management Agreements with HHMLP

The Company’s wholly owned taxable REIT subsidiary (“TRS”), 44 New England, engages eligible independent contractors, including HHMLP, as the property managers for hotels it leases from the Company pursuant to management agreements. The Company’s management agreements with HHMLP provide for five-year terms and are subject to early termination upon the occurrence of defaults and certain other events described therein. As required under the REIT qualification rules, HHMLP must qualify as an “eligible independent contractor” during the term of the management agreements. Under the management agreements, HHMLP generally pays the operating expenses of the Company’s hotels. All operating expenses or other expenses incurred by HHMLP in performing its authorized duties are reimbursed or borne by the Company’s TRS to the extent the operating expenses or other expenses are incurred within the limits of the applicable approved hotel operating budget. HHMLP is not obligated to advance any of its own funds for operating expenses of a hotel or to incur any liability in connection with operating a hotel. Management agreements with other unaffiliated hotel management companies have similar terms.

As of December 31, 2009, HHMLP managed 49 of the properties leased to the Company’s TRS. HHMLP also managed 2 consolidated joint venture hotel properties and 4 unconsolidated joint venture hotel properties in which the Company maintains an investment. For its services, HHMLP receives a base management fee, and if a hotel exceeds certain thresholds, an incentive management fee. The base management fee for a hotel is due monthly and is equal to 3% of gross revenues associated with each hotel managed for the related month. The incentive management fee, if any, for a hotel is due annually in arrears on the ninetieth day following the end of each fiscal year and is based upon the financial performance of the hotel. For the year ended December 31, 2009 the Company paid no incentive management fees to HHMLP. For the year ended December 31, 2009, base management fees incurred totaled $5.5 million. Hasu P. Shah, Jay H. Shah, Neil H. Shah, David L. Desfor and Kiran P. Patel, executive officers and/or trustees of the Company, collectively own a 70% interest in HHMLP.

Accounting and Information Technology Services Provided by HHMLP

HHMLP provides accounting and information technology services for the Company. Monthly fees for accounting services are $2,000 per wholly owned property. Monthly information technology fees are $500 per wholly owned property and $1,000 for the corporate headquarters. For the year ended December 31, 2009, the Company incurred accounting fees of $1.5 million and information technology fees of $325,000.

Capital Expenditure Services Provided by HHMLP

HHMLP charges a 5% fee on all capitalized expenditures and pending renovation projects at the properties as compensation for procurement services related to capital expenditures and for project management of renovation projects. For the year ended December 31, 2009, the Company incurred fees of approximately $158,000, which were paid to HHMLP.

Transactions Involving IRSA and REIG

In connection with a registered direct offering of 5,700,000 common shares to REIG in August 2009, the Company also entered into a series of agreements with REIG and IRSA, including, among others, an investor rights and option agreement, a trustee designation agreement and a registration rights agreement.  Each of the agreements the Company entered into with REIG is described below.

Investor Rights and Option Agreement; Preemptive Rights

Pursuant to the investor rights and option agreement, the Company granted REIG an option to purchase an additional 5,700,000 common shares from the Company at an exercise price of $3.00 per share, subject to certain adjustments.  REIG’s purchase option is exercisable, in whole or in part, at any time prior to August 4, 2014.

The Company also granted REIG preemptive rights under the investor rights and option agreement. Pursuant to the exercise of these preemptive rights, REIG and certain of its affiliates purchased additional common shares in underwritten public offerings completed in January and March 2010. REIG and its affiliates purchased these common shares at the same public offering price paid by other investors.

Trustee Designation Agreement

The Company also entered into a trustee designation agreement with REIG and IRSA, pursuant to which the Company appointed Eduardo S. Elsztain, Chairman and Chief Executive Officer of IRSA, to the Company’s Board of Trustees as a Class II trustee upon completion of the August 2009 registered direct offering.  The trustee designation agreement also permits IRSA to designate one of two non-voting observers to attend any meeting of the Company’s Board of Trustees if Mr. Elsztain is unable to attend.  For so long as REIG beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act) at least 10% of the Company’s outstanding common shares, the Company will recommend to the Company’s shareholders the election of Mr. Elsztain or a qualified replacement to the Company’s Board of Trustees. Mr. Elsztain is not up for election at the annual meeting.

Registration Rights Agreement

Pursuant to a registration rights agreement that the Company entered into with REIG and IRSA in connection with the August 2009 registered direct offering, the Company registered common held by or issuable to REIG and certain of its affiliates. The Company incurred approximately $55,000 of expenses in connection with the registration of these common shares. In the registration rights agreement, the Company agreed to indemnify REIG and certain of its affiliates against various liabilities, including liabilities under the Securities Act.

THE AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Trustees is composed of four trustees, all of whom are independent under the standards of the NYSE and the SEC, and the Audit Committee operates under a written charter adopted by the Board of Trustees. The Audit Committee reviews audit fees and recommends to the Board of Trustees the selection of the Company’s independent accountants. Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the Public Company Accounting Oversight Board (the “PCAOB”) standards and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to report thereon to the Board of Trustees. In this context, the Audit Committee has met and held discussions with management and KPMG LLP, the Company’s independent registered public accounting firm for the 2009 fiscal year.

Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and KPMG LLP.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the PCAOB in Rule 3200T.

The Audit Committee also has received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the PCAOB relating to KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP that firm’s independence.

Based upon the Audit Committee’s review and discussions with management and KPMG LLP referred to above, the Audit Committee recommended that the Board of Trustees include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Thomas S. Capello (Chairman)
John M. Sabin (Vice-Chairman)
Thomas J. Hutchison III
April 15, 2010	Donald J. Landry

INFORMATION ABOUT THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees, upon the recommendation of the Audit Committee, engaged KPMG LLP to serve as the Company’s independent registered public accounting firm for the 2010 fiscal year. The Company anticipates that two representatives from KPMG LLP will attend the annual meeting and these persons will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Audit Committee reviews with management and the independent accountants the results of the independent accountants’ review of the unaudited financial statements that are included in the Company’s quarterly reports on Form 10Q. The Audit Committee also reviews the fees charged by the Company’s independent accountants. During the fiscal years ended December 31, 2009 and 2008, KPMG LLP billed the Company the fees set forth below in connection with services rendered by that respective firm to the Company.

Independent Registered Public Accounting Firm Fees and Services

KPMG LLP was Hersha’s independent registered public accounting firm for the 2009 and 2008 fiscal years and billed, or expects to bill, the following fees for fiscal 2009 and fiscal 2008.

Audit Fees

For professional services rendered by KPMG LLP for the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and other services provided in connection with statutory and regulatory filings, and an audit of internal control over financial reporting, KPMG LLP billed the Company $725,000 with respect to 2009 and $745,000 with respect to 2008.

Audit Related Fees

For professional services rendered by KPMG LLP provided in connection with comfort letters and SEC registration statements, KPMG LLP billed the Company $121,500 with respect to 2009 and $40,000 with respect to 2008.

Tax Fees

For professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning matters, KPMG LLP billed the Company fees in the aggregate amount of $124,000 with respect to 2009 and $164,250 with respect to 2008.  These tax services related to the preparation of the Company’s state and federal tax returns, and tax advice on structuring loans and joint venture and review of dividend calculations.

All Other Fees

KPMG LLP did not render or charge the Company for any other services not included in audit fees or audit related fees as disclosed above with respect to 2009 or 2008.

Pre-Approval Policies for Permissible Non Audit Services

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy that it must pre-approve all audit and permissible non-audit services provided by the independent auditor prior to engagement of the auditor for each such service, and all such services were pre-approved by the Audit Committee. Except as disclosed above, there were no non-audit services provided by the independent auditor in 2009.

PROPOSAL TWO—RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has unanimously approved and voted to recommend that the shareholders ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  The Company anticipates that two persons from KPMG LLP will attend the Company’s annual meeting and these persons will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Unless you direct otherwise in your proxy, proxies will be voted for the proposal.

The Board of Trustees recommends a vote “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

PROPOSAL THREE—APPROVAL OF AMENDMENTS TO THE 2008 EQUITY INCENTIVE PLAN

Background to the Proposed Amendments

The Board of Trustees has adopted, subject to shareholder approval, certain amendments to the 2008 Equity Incentive Plan.  These amendments were recommended by the Compensation Committee and adopted by the Board of Trustees in March 2010.  The Board of Trustees is recommending that shareholders approve these amendments at the annual meeting so that the Compensation Committee is able to continue its current long-term equity compensation practices, which have relied primarily on stock awards in the form of restricted common shares.  The Company is not seeking shareholder approval of any amendments to the 2008 Equity Incentive Plan except for the amendments discussed below.  If the proposed amendments are approved at the annual meeting, the 2008 Equity Incentive Plan will be amended, effective as of May 19, 2010, to:

•
replace the annual grant-by-grant limit on options, stock appreciation rights (“SARs”), stock awards and performance share awards with a single, annual limit applicable to all equity-based awards issuable under the 2008 Equity Incentive Plan;

•	increase the aggregate limit on stock awards and performance share awards issuable to all participants under the 2008 Equity Incentive Plan from 2,000,000 common shares to 3,000,000 common shares; and

•	make certain ministerial changes to the 2008 Equity Incentive Plan to reflect that the Company’s common shares are listed on the NYSE.

The 2008 Equity Incentive Plan is designed so that awards can qualify as “performance based compensation” under Section 162(m) of the Internal Revenue Code.  Among other things, Section 162(m) requires that the 2008 Equity Incentive Plan state a limit on the compensation that each participant can receive in a specified period.  As a result, the 2008 Equity Incentive Plan has separate limits for each type of award that a participant may receive in a calendar year. Currently, no participant in any calendar year may be granted options and SARs for more than 750,000 common shares each and stock awards and performance share awards for more than 250,000 common shares each.  In addition, the 2008 Equity Incentive Plan also states that no participant can receive incentive award payments in any calendar year that exceed the lesser of 200% of base salary or $1 million. These limits cannot be revised without shareholder approval.

The Board of Trustees believes that the annual limit on the number of common shares that can be granted as stock awards, currently 250,000 common shares per participant in a calendar year, has prevented the Company from making stock awards that the Compensation Committee otherwise might have approved.  Accordingly, the Board of Trustees is proposing to amend the 2008 Equity Incentive Plan to replace the current grant-by-grant limit with a single annual grant limit on all types of equity-based awards issuable under the 2008 Equity Incentive Plan.  If the proposed amendment is approved, no participant may be granted in any calendar year options, SARs, stock awards and performance share awards for more than an aggregate of 1,000,000 common shares.  The Board of Trustees believes that this proposed amendment to the 2008 Equity Incentive Plan should not interfere with the Company’s long-term equity compensation program since the program generally has relied on stock awards and has not routinely involved the grant of options, stock appreciation rights and performance share awards.

As adopted by shareholders in May 2008, the 2008 Equity Incentive Plan authorized the issuance of up to 3,000,000 common shares.  However, the 2008 Equity Incentive Plan further provides that no more than 2,000,000 common shares may be issued as stock awards and in settlement of performance share awards.  This separate limit is referred to as a “full value” limit since stock awards and performance share awards provide a benefit based on the full value of the Company’s common shares and not just the appreciation in the value of the common shares. Because the Compensation Committee has historically recommended to the Board of Trustees for its approval grants of “full value” awards, the Board of Trustees believes the current 2,000,000 full value award limit is likely to be exhausted in the near term, which prevents the remaining authorized common shares from being granted as stock awards, consistent with the Company’s current long-term equity compensation practices.

The summary of the proposed amendments to the 2008 Equity Incentive Plan appearing above is qualified in its entirety by the actual terms of Amendment No. 1 to the 2008 Equity Incentive Plan, a complete copy of which is attached to this proxy statement as Appendix A and incorporated by reference herein.

The 2008 Equity Incentive Plan

The 2008 Equity Incentive Plan authorizes the issuance of options, SARs, stock awards, performance share awards and incentive awards.  The 2008 Equity Incentive Plan replaced the 2004 Equity Incentive Plan.  The following summary of the current material terms of the 2008 Equity Incentive Plan is qualified in its entirety by the actual terms of the proposed amendments to the 2008 Equity Incentive Plan attached to this proxy statement as Appendix A and the 2008 Equity Incentive Plan, a complete copy of which is attached to the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 8, 2008 and incorporated by reference herein.

Administration

Administration of the 2008 Equity Incentive Plan is carried out by the Compensation Committee of the Board of Trustees. The Compensation Committee may delegate its authority under the 2008 Equity Incentive plan to one or more officers, but it may not delegate its authority with respect to awards to individuals who are subject to Section 16 of the Exchange Act. As used in this summary, the term "administrator" means the Compensation Committee or its delegate.

Eligibility

The Company’s officers and employees and those of the Company’s operating partnership and other subsidiaries and certain affiliates are eligible to participate in the 2008 Equity Incentive Plan. The Company’s trustees and other persons and entities that provide services to the Company (directly or indirectly through their employer) are also eligible to participate in the 2008 Equity Incentive Plan.

Share Authorization

Under the 2008 Equity Incentive Plan, up to 3,000,000 common shares are available for issuance, and no more than 2,000,000 common shares may be issued as stock awards or in settlement of performance share awards.  The proposed amendment will increase the aggregate number of common shares that may be issued under the 2008 Equity Incentive Plan as stock awards or in settlement of performance share awards to 3,000,000 common shares, from the current limit of 2,000,000 common shares.  These limitations, the terms of outstanding awards, and the individual grant limitations described below will be adjusted as the Board of Trustees determines is appropriate in the event of a stock dividend, stock split, reclassification of common shares or similar events.

Awards

Options. The administrator will select the participants who are granted options and, consistent with the terms of the 2008 Equity Incentive Plan, will prescribe the terms of each option. The option price cannot be less than the common shares' fair market value on the date the option is granted and except in the case of stock splits and stock dividends and similar changes in capitalization, the option price cannot be reduced after an option is granted. The option price may be paid in cash or, with the administrator's consent, by surrendering common shares, or by a combination of cash and common shares. Options may be exercised in accordance with requirements set by the administrator. The maximum period in which an option may be exercised will be fixed by the administrator but cannot exceed ten years. Options generally will be nontransferable except in the event of the participant's death but the administrator may allow the transfer of options (other than incentive stock options) to members of the participant's immediate family, a family trust or a family partnership.

No participant may be granted incentive stock options that are first exercisable in a calendar year for common shares having a total fair market value (determined as of the option grant), exceeding $100,000. In addition, under the 2008 Equity Incentive Plan, no participant may be granted options in any calendar year for more than 750,000 common shares. The proposed amendment will change the current limit so that no participant may be granted options in any calendar year covering more than 1,000,000 common shares; provided that no participant may be granted options, SARs, stock awards and performance share awards in any calendar year covering more than 1,000,000 common shares.

Stock Awards.  The administrator also will select the participants who are granted stock awards and, consistent with the terms of the 2008 Equity Incentive Plan, will establish the terms of each stock award. A stock award may be subject to vesting requirements or transfer restrictions or both as determined by the administrator. Those conditions may include, for example, a requirement that the participant complete a specified period of service or that certain objectives be achieved. The objectives may also be based on performance goals that are stated with reference to funds from operations, adjusted funds from operations, return on equity, total earnings, earnings per share, earnings growth, return on capital, fair market value of the common shares, appreciation in value of the common shares, revenue per available room, peer shareholder returns or other financial measures that the administrator may designate. Under the 2008 Equity Incentive Plan, no participant may be granted stock awards in any calendar year for more than 250,000 common shares.  The proposed amendment will change the current limit so that no participant may be granted stock awards in any calendar year covering more than 1,000,000 common shares; provided that no participant may be granted options, SARs, stock awards and performance share awards in any calendar year covering more than 1,000,000 common shares.

Performance Shares.  The 2008 Equity Incentive Plan also authorizes the grant of performance shares, i.e., the right to receive a future payment, based on the value of the common shares, if certain conditions are met. The administrator will select the participants who are granted performance share awards and will establish the terms of each award. The conditions established for earning a performance share award will include a requirement that certain objectives be achieved. The objectives may be based on performance goals that are stated with reference to funds from operations, return on equity, total earnings, earnings per share, earnings growth, return on capital, fair market value of the common shares, appreciation in value of the common shares, peer shareholder returns, increases in revenue per available room, or other financial measures that the administrator may designate. The period in which a performance share award may be earned will be at least three years except that the period will be at least one year in the case of an award that is subject to requirements based on one or more of the foregoing performance criteria. To the extent that a performance award is earned, it may be settled in cash, by the issuance of common shares or a combination of cash and common shares. Under the 2008 Equity Incentive Plan, no participant may be granted more than 250,000 performance shares in any calendar year. The proposed amendment will change the current limit so that no participant may be granted more than 1,000,000 performance shares in any calendar year; provided that no participant may be granted options, SARs, stock awards and performance share awards in any calendar year covering more than 1,000,000 common shares.

Stock Appreciation Rights (SARs).  The administrator also will select the participants who receive SARs under the 2008 Equity Incentive Plan. SARs entitle the participant to receive a payment of up to the amount by which the fair market value of a common share on the date of exercise exceeds the fair market value of a common share on the date the SARs were granted. SARs will be exercisable at such times and subject to such conditions as may be established by the administrator. The amount payable upon the exercise of SARs may be settled in cash, by the issuance of common shares or a combination of cash and common shares. If SARs  are settled, in whole or in part, with common shares, then the share authorization of the 2008 Equity Incentive Plan will be reduced by the number of SARs exercised (rather than the number of common shares issued). Under the 2008 Equity Incentive Plan, no participant may be granted more than 750,000 common shares covering SARs in any calendar year.  The proposed amendment will change the current limit so that no participant may be granted more 1,000,000 common shares covering SARs in any calendar year; provided that no participant may be granted options, SARs, stock awards and performance shares in any calendar year covering more than 1,000,000 common shares.

Incentive Awards.  The 2008 Equity Incentive Plan also permits the grant of incentive awards to participants selected by the administrator. An incentive award is a cash bonus that is payable if certain objectives are achieved. The objectives will be prescribed by the administrator and will be stated with reference to one or more performance criteria described above. The period in which performance is measured will be at least one year. No participant may be granted incentive awards in any calendar year that exceed the lesser of (i) 200% of the participant's base salary (prior to any salary reduction or deferral election) as of the date of grant or (ii) $1,000,000.

Amendment and Termination

No awards may be granted under the 2008 Equity Incentive Plan after March 18, 2018. The Board of Trustees may amend or terminate the 2008 Equity Incentive Plan at any time, but an amendment will not become effective without the approval of the Company’s shareholders if it increases the number of common shares that may be issued under the 2008 Equity Incentive Plan (other than changes to reflect certain corporate transactions and changes in capitalization), materially modifies the requirements for eligibility to participate in the 2008 Equity Incentive Plan or provides for option repricing. No amendment or termination of the 2008 Equity Incentive Plan will affect a participant's rights under outstanding awards without the participant's consent.

Change in Control

Upon a change in control, the 2008 Equity Incentive Plan provides that Compensation Committee is authorized, in its discretion and without the need for a Participant’s consent, to take one or more or a combination of the following actions:

•
cause (i) outstanding options and SARs to become fully exercisable, (ii) outstanding stock awards to become transferable and nonforfeitable and (iii) outstanding performance share awards and incentive awards to become earned and nonforfeitable in their entirety;

•
provide that an outstanding option, SARs, stock award, performance share awards or incentive award shall be assumed by, or replaced with a substitute award granted by, the surviving entity in the change in control; or

•	provide that each option, stock SARs, stock award, performance share awards or incentive award shall be cancelled in exchange for a payment.

Under the 2008 Equity Incentive Plan, the term “change in control” is generally defined to include (1) the acquisition of at least 50% of the Company’s voting securities by any person or a group acting together; (2) the transfer of at least 40% of the company's total assets; or (3) a change in the membership of the Board during any twelve month period such that the continuing trustees (as defined in the 2008 Equity Incentive Plan) cease for any reason to constitute a majority of the Board.

Federal Tax Consequences

Counsel has advised the Company regarding the federal income tax consequences of the 2008 Equity Incentive Plan. No income is recognized by a participant at the time an option or stock appreciation right is granted. If the option is an incentive stock option, no income will be recognized upon the participant's exercise of the option. Income is recognized by a participant when he disposes of common shares acquired under an incentive stock option. The exercise of an option that is not an incentive stock option and the exercise of a stock appreciation right generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the common shares' fair market value and the option price or the amount paid in settlement of the SARs.

Income is recognized on account of the grant of a stock award when the common shares first become transferable or are no longer subject to a substantial risk of forfeiture. At that time the participant recognizes income equal to the fair market value of the common shares.

No income is recognized upon the grant of a performance share award or an incentive award. Income will be recognized on the date that payment is made under the performance share award or incentive award.

The employer (either the Company or a subsidiary) will be entitled to claim a federal income tax deduction on account of the exercise of an option that is not an incentive stock option or stock appreciation right or the vesting of a stock award or the settlement of a performance share award or an incentive award. The amount of the deduction is equal to the ordinary income recognized by the participant. The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an incentive stock option. The employer may claim a federal income tax deduction on account of certain dispositions of incentive stock option stock.

Securities Issuable Pursuant To Equity Compensation Plans

As of March 31, 2010, no options or warrants to acquire the Company’s securities pursuant to equity compensation plans were outstanding. The following table sets forth the number of securities to be issued upon exercise of outstanding options, warrants and rights; weighted average exercise price of outstanding options, warrants and rights; and the number of securities remaining available for future issuance under the Company’s equity compensation plans as of March 31, 2010:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(1)

Equity compensation plans approved by security holders	—	—	1,405,948
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	1,405,948
______________

(1)	common shares indicated are the aggregate of those issuable under the Company’s 2008 Equity Incentive Plan.

The Board of Trustees recommends a vote “FOR” the proposed amendment to the 2008 Equity Incentive Plan.

SHAREHOLDER PROPOSALS AND NOMINATIONS
FOR THE 2011 ANNUAL MEETING

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2011 annual meeting of shareholders must present such proposal to the Company at its principal office in Harrisburg, Pennsylvania not later than December 16, 2010, in order for the proposal to be considered for inclusion in the Company’s proxy statement. The Company will not consider proposals received after December 16, 2010 for inclusion in the Company’s proxy materials for the Company’s 2011 annual meeting of shareholders.

The Company’s Bylaws provide that, in addition to any other applicable requirements, for business to be properly brought before the annual meeting by a shareholder, but not included in the Company’s proxy statement, the shareholder must give timely notice in writing not earlier than 150 days nor later than 120 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, shareholders must give such notice in writing not later than January 20, 2011; provided, however, that in the event the annual meeting is advanced by more than 30 days or delayed by more than 60 days, notice must be received not earlier than the 150th day prior to the date of the annual meeting and not later than the close of business on the later of the 120th day prior to the date of the annual meeting and the 10th day following the day on which the Company first publicly announces the date of the annual meeting. As to each matter, the notice must contain the information specified in the Bylaws regarding the shareholder giving the notice and the business proposed to be brought before the annual meeting.

The Company’s Bylaws provide that a shareholder of record, both at the time of the giving of the required notice set forth in this sentence and at the time of the 2010 annual meeting, entitled to vote at the 2010 annual meeting may nominate persons for election to the Board of Trustees by mailing written notice to the Corporate Secretary of the Company not more than 150 days nor less than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event the annual meeting is advanced by more than 30 days or delayed by more than 60 days, notice must be received not earlier than the 150th day prior to the date of the annual meeting and not later than the close of business on the later of the 120th day prior to the date of the annual meeting and the 10th day following the day on which the Company first publicly announces the date of the annual meeting. The notice must contain the information specified in the Bylaws regarding the shareholder giving the notice and each person whom the shareholder wishes to nominate for election as a trustee. The notice must be accompanied by the written consent of each proposed nominee to serve as one of the Company’s trustees, if elected.

OTHER MATTERS

The Board of Trustees knows of no other business to be brought before the annual meeting. If any other matters properly come before the annual meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

The Company will furnish to each beneficial owner of common shares entitled to vote at the annual meeting, upon written request to Ashish Parikh, the Company’s Chief Financial Officer, at 44 Hersha Drive, Harrisburg, Pennsylvania 17102, Telephone (717) 236-4400, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including the financial statements and financial statement schedules filed by the Company with the SEC.

By Order of the Board of Trustees,

/s/ David L. Desfor

David L. Desfor
April 15, 2010	Corporate Secretary

Appendix A

HERSHA HOSPITALITY TRUST

AMENDMENT NO. 1
2008 EQUITY INCENTIVE PLAN

This Amendment No. 1 to the Hersha Hospitality Trust 2008 Equity Incentive Plan (the “Plan”) is adopted by the Board of Trustees of Hersha Hospitality Trust (the “Trust”) on March 17, 2010, subject to approval by the shareholders of Hersha Hospitality Trust at the 2010 Annual Meeting of Shareholders.  The Plan is hereby amended as follows:

1.	All references in the Plan to the “American Stock Exchange” are deleted and replaced with the “New York Stock Exchange.”

2.	The second sentence of the first paragraph of Article V, Section 5.02 of the Plan is hereby amended to read as follows:

“The maximum aggregate number of shares of Common Stock that may be issued under this Plan as Stock Awards and in settlement of Performance Shares is 3,000,000 shares.”

3.	The first sentence of Article VI, Section 6.01 of the Plan is hereby amended to read as follows:

“In accordance with, and subject to, the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted Options in any calendar year covering more than 1,000,000 shares of Common Stock; provided further that no Participant may be granted Options, SARs, Stock Awards and Performance Shares in any calendar year covering more than 1,000,000 shares of Common Stock.”

4.	The first sentence of Article VII, Section 7.01 of the Plan is hereby amended to read as follows:

“In accordance with, and subject to, the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may be granted SARs in any calendar year covering more than 1,000,000 shares of Common Stock; provided further that no Participant may be granted Options, SARs, Stock Awards and Performance Shares in any calendar year covering more than 1,000,000 shares of Common Stock.”

5.	Article VIII, Section 8.01 of the Plan is hereby amended to read as follows:

“In accordance with, and subject to, the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 1,000,000 shares of Common Stock; provided further that no Participant may be granted Options, SARs, Stock Awards and Performance Shares in any calendar year covering more than 1,000,000 shares of Common Stock.”

6.	Article IX, Section 9.01 of the Plan is hereby amended to read as follows:

A-1

“In accordance with, and subject to, the provisions of Article IV, the Administrator will designate each individual to whom an award of Performance Shares is to be made and will specify the number of shares covered by such awards; provided, however, that no Participant may receive an award of Performance Shares in any calendar year for more than 1,000,000 shares of Common Stock; provided further that no Participant may be granted Options, SARs, Stock Awards and Performance Shares in any calendar year covering more than 1,000,000 shares of Common Stock.”

A-2

HERSHA HOSPITALITY TRUST
44 HERSHA DRIVE
HARRISBURG, PENNSYLVANIA 17102

SUPPLEMENT TO PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2010

EXPLANATORY NOTE

The following information supplements the definitive proxy statement of Hersha Hospitality Trust (the “Company”) for the 2010 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on or about April 15, 2010 (the “Proxy Statement”) and will be sent to shareholders along with the Proxy Statement.  This information was inadvertently omitted from the Proxy Statement.  This supplement should be read together with the information included in the Proxy Statement.

SUPPLEMENTAL DISCLOSURE

Since October 2008, Thomas J. Hutchison, a Class I trustee, has served as Chairman of Legacy Healthcare Advisors, LLC, a specialized real estate services group.  John M. Sabin, a Class II trustee, has also served as a director of Competitive Technologies, Inc. and North America Scientific, Inc. within the past five years, although he no longer serves as a director of either of these companies.  Hasu P. Shah, Chairman of the Board and Class II trustee, serves as a director of Tower Bancorp, Inc.

In addition to the common shares issuable upon redemption of partnership units held by Ashish R. Parikh, the Company’s Chief Financial Officer, the common shares shown as being beneficially owned by Mr. Parikh in the “Security Ownership of Management” table also include 100,000 common shares that Mr. Parikh has pledged as security to a third party.  The common shares shown as being beneficially owned by Kiran P. Patel, a Class II trustee, in the “Security Ownership of Management” table include 512,263 common shares that Mr. Patel has pledged as security to a third party.

HERSHA HOSPITALITY TRUST PENN MUTUAL TOWERS 510 WALNUT ST., 9TH FLOOR PHILADELPHIA, PA 19106
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M24407-P89961	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HERSHA HOSPITALITY TRUST The Board of Trustees recommends that you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Trustees	☐	☐	☐
Nominees
01) Jay H. Shah 02) Thomas A. Capello 03) Thomas J. Hutchison III 04) Donald J. Landry

The Board of Trustees recommends you vote FOR the following proposals:				For	Against	Abstain

2. Ratification of KPMG LLP as the Company's independent registered public accounting firm.				☐	☐	☐

3. Approval of amendments to the 2008 Equity Incentive Plan.				☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business and matters incident to the conduct of the meeting as may properly come before the meeting or any postponements or adjournments thereof.

Please sign name exactly as it appears on the share certificate. Only one of several joint owners or co-owners need sign. Fiduciaries should give full title.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on May 19, 2010. This proxy statement and the annual report to shareholders are available on the Company's website, www.hersha.com, and at www.proxyvote.com.

M24408-P89961

HERSHA HOSPITALITY TRUST
Harrisburg, Pennsylvania
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2010

The undersigned hereby appoints David L. Desfor and Ashish R. Parikh, or either of them (the "Proxies"), with full power of substitution in each, to vote all shares of the undersigned in Hersha Hospitality Trust, at the annual meeting of shareholders to be held on May 19, 2010, at Penn Mutual Towers, 510 Walnut Street, 9th floor, Philadelphia, Pennsylvania, 19106 at 9:00 a.m., Eastern Time, and at any and all adjournments and postponements thereof.

This proxy is solicited on behalf of the Board of Trustees of Hersha Hospitality Trust. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted (1) for all nominees for election as Trustees, (2) for ratification of KPMG LLP as the Company's independent registered public accounting firm, and (3) for the approval of the amendments to the 2008 Equity Incentive Plan.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE